UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21374

PIMCO Income Strategy Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna -1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	July 31, 2012

Date of reporting period:	July 31, 2012

Item 1: Report to Shareholders

July 31, 2012

PIMCO Income Strategy Fund

PIMCO Income Strategy Fund II

Contents

Letter to Shareholders	2-3

Fund Insights	4-5

Performance & Statistics	6-7

Schedules of Investments	8-22

Statements of Assets and Liabilities	23

Statements of Operations	24

Statements of Changes in Net Assets	25-26

Statements of Cash Flows	27

Notes to Financial Statements	28-50

Financial Highlights	51-52

Report of Independent Registered Public Accounting Firm	53

Tax Information/Joint Annual Shareholder Meeting Results/Changes to Board of Trustees	54-55

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements	56-58

Privacy Policy/Proxy Voting Policies & Procedures	59

Dividend Reinvestment Plan	60

Board of Trustees	61-62

Fund Officers	63

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Dear Shareholder:

The U.S. economy slowed during the twelve-month fiscal reporting period ended July 31, 2012. Growth was deterred by a variety of economic and geopolitical problems, notably Europe’s deepening sovereign debt crisis, a tepid U.S. labor market and increasing gasoline prices. In response, investors shifted assets into the perceived safe haven of U.S. Treasury bonds triggering yields to fall to record lows.

Twelve-Month Period in Review through July 31, 2012

For the twelve-month period ended July 31, 2012:

•  PIMCO Income Strategy Fund returned 10.78% on net asset value (“NAV”) and 12.02% on market price.

•  PIMCO Income Strategy Fund II returned 11.16% on NAV and 16.33% on market price.

The Barclays U.S. Credit Index, a measure of high quality corporate bond performance, advanced 9.87% and the Barclays U.S. Corporate High Yield Bond Index, a measure of below investment-grade corporate bond performance, rose 8.06% during the reporting period. Government bonds, as represented by the Barclays Long Term Treasury Index, returned 16.77%. The Barclays U.S. Aggregate Bond Index, a broad credit market measure of government and corporate securities, rose 7.25%, and mortgage-backed securities, reflected by the Barclays Fixed Rate MBS Index, advanced 4.91%. As for stocks, the Standard & Poor’s 500 Index increased 9.13% during the twelve-month fiscal period.

U.S. gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at an annual rate of 1.8% between July and September 2011, and at a robust 4.1% annual rate between October and December 2011. Growth slowed to a 2.0% annual rate between January and March 2012, and to 1.5% (preliminary estimate) between April and June, 2012.

Signs of a slowdown were abundant with dismal U.S. consumer spending and the manufacturing sector contracting for the first time in nearly three years. The period opened with robust private sector hiring; however, hiring diminished throughout the period. U.S. unemployment fell from 9.1% to 8.3%, although the majority of the decline occurred during the first six months of the reporting period.

PIMCO Income Strategy Fund
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Outlook

There is growing uncertainty over future levels of federal taxes and spending. A series of tax cuts are scheduled to expire on December 31, 2012 and major spending reductions are planned to begin in January 2013. The prospect of higher taxes, reduced spending, or both, would likely have an adverse impact on the economy in 2013.

Troubles abroad also contributed to the U.S. economic slowdown. Eurozone unemployment reached 11.2% as a combination of sovereign debt woes, austerity measures, and tax increases took a toll. China’s growth rate has also contracted.

Corporate earnings growth also declined on these concerns. The U.S. Federal Reserve (the “Fed”) indicated that it would maintain low interest rates “at least through late 2014” and suggested that it may unveil a new round of quantitative easing to stimulate the economy. In testimony to Congress, Fed chairman Ben Bernanke warned of “significant downside risks to the economic outlook, including strains in global financial markets.”

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & CEO

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

PIMCO Income Strategy Fund
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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Fund Insights

July 31, 2012 (unaudited)

For the twelve months ended July 31, 2012, PIMCO Income Strategy Fund returned 10.78% on net asset value (“NAV”) and 12.02% on market price.

For the twelve months ended July 31, 2012, PIMCO Income Strategy Fund II returned 11.16% on NAV and 16.33% on market price.

The unmanaged Barclays U.S. Aggregate Bond Index and Barclays U.S. Credit Index returned 7.25% and 9.87%, respectively, during the reporting period.

The overall U.S. fixed income market experienced periods of volatility, but ultimately generated solid returns. During the first two months of the period, the spread sectors (non-U.S. Treasuries) performed poorly as a result of Standard & Poor’s downgrade of U.S. government securities, the ongoing European sovereign debt crisis and signs that global economic growth was decelerating. However, during the next six months, investor risk appetite was generally robust. This reversal in investor sentiment was triggered by signs that the U.S. economy was gaining some traction and hopes for progress in Europe. Risk aversion returned in April and May 2012 as a result of fears of contagion from the European sovereign debt crisis and concerns that the U.S. economy may be hitting a soft patch. This resulted in increased risk aversion and falling Treasury yields. The spread sectors rallied in June and July 2012 providing some signs of progress in Europe. There were also expectations of another round of quantitative easing by the Federal Reserve (the “Fed”) after it extended “Operation Twist” (a program whereby the Fed purchases longer-term Treasuries and sells an equal amount of shorter-term Treasuries in an attempt to place downward pressure on interest rates and stimulate the economy) until the end of 2012. All told, during the twelve months ended July 31, 2012, both short- and long-term Treasuries declined and the yield curve flattened.

While there were several periods of weakness as a result of increased risk aversion, these were generally temporary setbacks and the U.S. corporate bond market posted strong returns during the reporting period. Supporting

PIMCO Income Strategy Fund
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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Fund Insights

July 31, 2012 (unaudited) (continued)

the corporate bond market were corporate profits that exceeded expectations, strengthening corporate balance sheets that were flush with cash and overall solid demand from investors seeking to generate incremental yield in a low interest rate environment.

Sector exposures largely contributed to the Funds’ performance

During the reporting period, the Funds outperformed the broad U.S. fixed income market (as measured by the Barclays U.S. Aggregate Bond Index) as well as the U.S. credit market (as measured by the Barclays U.S. Credit Index).

An allocation to Build America Bonds was rewarded, as these subsidized taxable municipal securities generally outperformed the broader market. An allocation to non-agency mortgage-backed securities helped performance, as these bonds outperformed the broader market, supported by positive supply/demand technicals. Although the financial sector underperformed the broad credit market during the past twelve months, the Funds’ emphasis on select high quality financial issues helped performance, as those bonds performed relatively well during the reporting period. Security selection within the insurance sector was also additive to performance. Finally, the Funds’ overweight duration positioning was beneficial for performance as rates trended lower during the fiscal annual period ended July 31, 2012.

On the downside, an underweighting to utilities detracted from results as this sector outperformed the overall credit market. Security selection, however, within the sector helped to partially offset the negative impact from the underweight exposure to utilities.

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PIMCO Income Strategy Fund
Performance & Statistics

July 31, 2012 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	12.02%	10.78%
5 Year	5.92%	4.97%
Commencement of Operations (8/29/03) to 7/31/12	5.45%	4.98%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (8/29/03) to 7/31/12	Market Price	$12.52
	NAV	$11.35
Market Price	Premium to NAV	10.31%
NAV	Market Price Yield(2)	8.63%
	Leverage Ratio(3)	32.47%

	Moody’s Ratings (as a % of total investments)

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PIMCO Income Strategy Fund II
Performance & Statistics

July 31, 2012 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	16.33%	11.16%
5 Year	2.85%	2.15%
Commencement of Operations (10/29/04) to 7/31/12	3.06%	2.79%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (10/29/04) to 7/31/12	Market Price	$10.96
	NAV	$10.23
Market Price	Premium to NAV	7.14%
NAV	Market Price Yield(2)	8.76%
	Leverage Ratio(3)	26.78%
	Moody’s Ratings (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Funds, market conditions, supply and demand for each Fund’s shares, or changes in each Fund’s dividends.

An investment in the Funds involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income) by the market price per common share at July 31, 2012.

(3) Represents Preferred Shares and Reverse Repurchase Agreements (collectively “Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus accrued liabilities (other than liabilities representing Leverage).

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PIMCO Income Strategy Fund Schedule of Investments

July 31, 2012

Principal Amount (000s)		Value
CORPORATE BONDS & NOTES – 54.7%

Airlines – 1.2%
$900	American Airlines, Inc., 10.50%, 10/15/12 (d)	$990,000
	American Airlines Pass Through Trust (d),
3,774	9.73%, 9/29/14	2,641,380
1,861	10.18%, 1/2/13 (b)	1,712,391
		5,343,771
Banking – 10.3%
2,600	AgFirst Farm Credit Bank, 7.30%, 8/30/12 (a)(b)(c)(e)(i) (acquisition cost-$2,225,000; purchased 2/26/10-4/15/10)	2,596,854
£10,400	Barclays Bank PLC, 14.00%, 6/15/19 (e)	19,237,071
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
€3,000	6.875%, 3/19/20	3,691,937
$9,400	11.00%, 6/30/19 (a)(c)(e)	12,072,815
600	HBOS PLC, 6.75%, 5/21/18 (a)(c)	581,349
	Regions Financial Corp.,
800	7.375%, 12/10/37	808,000
1,500	7.75%, 9/15/24	1,544,625
£2,000	Santander Issuances S.A. Unipersonal, 7.30%, 7/27/19, (converts to FRN on 9/27/14)	2,703,915
		43,236,566
Consumer Products – 0.2%
$800	Reynolds Group Issuer, Inc., 9.00%, 4/15/19	818,000
Energy – 0.2%
1,100	Dynegy Roseton LLC/ Danskammer Pass Through Trust, 7.67%, 11/8/16, Series B (b)(d)	709,500
Financial Services – 22.7%
	Ally Financial, Inc.,
304	5.90%, 1/15/19	281,927
171	5.90%, 10/15/19	158,856
55	6.00%, 2/15/19	51,097
90	6.00%, 3/15/19	84,404
8	6.00%, 4/15/19	7,468
382	6.00%, 9/15/19	356,359
95	6.05%, 8/15/19	89,181
443	6.05%, 10/15/19	412,331
20	6.10%, 9/15/19	18,852
31	6.125%, 10/15/19	28,672
1,318	6.15%, 8/15/19	1,255,086
27	6.15%, 10/15/19	25,109
22	6.20%, 4/15/19	21,222
1,371	6.25%, 2/15/16	1,343,178
25	6.25%, 1/15/19	23,631
10	6.25%, 7/15/19	9,536
120	6.30%, 8/15/19	114,300
1,168	6.35%, 2/15/16	1,130,446
285	6.35%, 4/15/16	275,819
15	6.35%, 4/15/19	14,176
216	6.40%, 3/15/16	212,196
413	6.40%, 11/15/19	390,009
1,357	6.50%, 2/15/16	1,325,474
20	6.50%, 9/15/16	19,489

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PIMCO Income Strategy Fund Schedule of Investments

July 31, 2012 (continued)

Principal Amount (000s)		Value

Financial Services (continued)
$442	6.50%, 10/15/16	$429,870
10	6.50%, 6/15/18	9,649
170	6.50%, 12/15/18	162,580
22	6.50%, 5/15/19	21,111
383	6.55%, 12/15/19	369,316
14	6.60%, 5/15/18	13,415
10	6.60%, 6/15/19	9,653
51	6.65%, 6/15/18	49,586
20	6.65%, 10/15/18	19,132
60	6.70%, 6/15/18	57,485
137	6.70%, 6/15/19	132,977
3	6.75%, 8/15/16	2,963
13	6.75%, 6/15/17	12,673
89	6.75%, 5/15/19	86,365
30	6.75%, 6/15/19	28,923
205	6.80%, 9/15/16	201,631
3	6.80%, 10/15/18	2,906
938	6.85%, 4/15/16	916,709
30	6.85%, 5/15/18	28,842
336	6.875%, 8/15/16	330,205
5	6.875%, 7/15/18	4,854
150	6.90%, 6/15/17	145,445
32	6.90%, 8/15/18	31,420
151	6.95%, 6/15/17	148,511
25	7.00%, 12/15/16	24,533
27	7.00%, 6/15/17	26,119
130	7.00%, 7/15/17	126,533
367	7.00%, 2/15/18	356,717
12	7.00%, 3/15/18	11,794
155	7.00%, 8/15/18	152,491
5	7.00%, 9/15/18	4,886
42	7.05%, 3/15/18	40,518
39	7.05%, 4/15/18	38,093
160	7.125%, 10/15/17	157,381
40	7.15%, 3/15/25	39,038
75	7.20%, 10/15/17	74,036
288	7.25%, 6/15/16	284,582
293	7.25%, 9/15/17	288,951
10	7.25%, 4/15/18	9,928
10	7.25%, 8/15/18	9,809
328	7.25%, 9/15/18	325,006
25	7.30%, 1/15/18	24,540
396	7.35%, 4/15/18	393,835
57	7.50%, 6/15/16	56,513
45	7.55%, 5/15/16	44,911
47	7.75%, 10/15/17	46,708
110	8.125%, 11/15/17	109,197
110	9.00%, 7/15/20	110,145
750	Bank of America Corp., 6.00%, 9/1/17 (h)	837,769
1,400	Capital One Capital VI, 8.875%, 5/15/40	1,431,571
	Ford Motor Credit Co. LLC,
11,300	8.00%, 12/15/16	13,387,426
4,600	8.125%, 1/15/20	5,647,590

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PIMCO Income Strategy Fund Schedule of Investments

July 31, 2012 (continued)

Principal Amount (000s)		Value

Financial Services (continued)
$7,000	ILFC E-Capital Trust I, 4.28%, 12/21/65 (a)(c)(f)	$4,865,000
	LBG Capital No.1 PLC,
€500	6.439%, 5/23/20	506,026
€200	7.375%, 3/12/20	209,734
£300	7.588%, 5/12/20	408,033
£4,800	7.867%, 12/17/19	6,597,765
£700	7.869%, 8/25/20	964,150
$2,500	7.875%, 11/1/20 (a)(c)	2,369,835
1,400	8.00%, 6/15/20 (a)(c)(e)	1,249,500
2,000	8.50%, 12/17/21 (a)(c)(e)	1,860,000
£900	11.04%, 3/19/20	1,434,701
	LBG Capital No.2 PLC,
£534	9.125%, 7/15/20	760,374
£2,500	11.25%, 9/14/23	3,790,670
$1,500	National City Preferred Capital Trust I, 12.00%, 12/10/12 (e)(h)	1,547,451
5,000	PNC Financial Services Group, Inc., 6.75%, 8/1/21 (e)	5,438,345
3,700	Royal Bank of Scotland Group PLC, 7.648%, 9/30/31 (e)(h)	3,256,000
	SLM Corp.,
400	6.25%, 1/25/16	426,000
6,200	8.00%, 3/25/20 (h)	6,990,500
6,400	8.45%, 6/15/18 (h)	7,328,000
2,168	SMFG Preferred Capital USD 3 Ltd., 9.50%, 7/25/18 (a)(c)(e)	2,798,563
8,200	Springleaf Finance Corp., 6.50%, 9/15/17	6,703,500
900	State Street Capital Trust III, 5.458%, 8/30/12 (e)(h)	905,400
500	USB Capital IX, 3.50%, 8/30/12 (e)(h)	413,665
		95,748,871
Insurance – 16.8%
10,000	American General Capital II, 8.50%, 7/1/30 (h)	11,019,320
2,000	American General Institutional Capital A, 7.57%, 12/1/45 (a)(c)	2,110,000
2,000	American General Institutional Capital B, 8.125%, 3/15/46 (a)(c)	2,125,000
	American International Group, Inc.,
4,000	6.25%, 3/15/87, (converts to FRN on 3/15/37) (h)	3,920,000
£591	6.765%, 11/15/17 (a)(c)	1,044,101
€1,995	6.797%, 11/15/17 (a)(b)(c)(i) (acquisition cost-$1,829,737; purchased 5/21/10)	2,796,960
MXN8,000	7.98%, 6/15/17	588,770
€1,000	8.00%, 5/22/68, (converts to FRN on 5/22/18)	1,267,312
€4,700	8.00%, 5/22/68, (converts to FRN on 5/22/18) (a)(c)	5,956,365
$11,000	8.175%, 5/15/68, (converts to FRN on 5/15/38) (h)	12,595,000
£1,350	8.625%, 5/22/68, (converts to FRN on 5/22/18)	2,218,322
£3,500	8.625%, 5/22/68, (converts to FRN on 5/22/18) (a)(c)	5,751,204
$2,200	Dai-ichi Life Insurance Co., Ltd., 7.25%, 7/25/21 (a)(c)(e)(h)	2,362,248
2,300	Hartford Financial Services Group, Inc., 8.125%, 6/15/68, (converts to FRN on 6/15/18)	2,538,625
2,000	MetLife Capital Trust IV, 7.875%, 12/15/67, (converts to FRN on 12/15/37) (a)(c)(h)	2,290,000
3,300	MetLife Capital Trust X, 9.25%, 4/8/68 (converts to FRN on 4/8/38) (a)(c)(h)	4,125,000
2,440	Progressive Corp., 6.70%, 6/15/67, (converts to FRN on 6/15/17) (h)	2,601,299
5,000	Validus Holdings Ltd., 8.875%, 1/26/40	5,776,445
		71,085,971

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PIMCO Income Strategy Fund Schedule of Investments

July 31, 2012 (continued)

Principal Amount (000s)		Value

Oil & Gas – 2.5%
	NGPL PipeCo LLC (a)(c),
$5,000	7.119%, 12/15/17	$5,162,500
5,000	7.768%, 12/15/37	4,925,000
600	SandRidge Energy, Inc., 8.00%, 6/1/18 (a)(c)	627,000
		10,714,500
Telecommunications – 0.2%
800	CenturyLink, Inc., 6.00%, 4/1/17	870,353
Utilities – 0.6%
1,900	AES Andres Dominicana Ltd., 9.50%, 11/12/20 (a)(c)(h)	2,002,125
400	PPL Capital Funding, Inc., 6.70%, 3/30/67, (converts to FRN on 3/30/17)	409,406
		2,411,531
Total Corporate Bonds & Notes (cost-$218,441,367)		230,939,063

MUNICIPAL BONDS – 22.5%

California – 9.6%
9,200	Alameda Cnty. Joint Powers Auth. Rev., 7.046%, 12/1/44, Ser. A	11,979,872
3,000	Fresno Cnty. Rev., zero coupon, 8/15/24, Ser. A (FGIC-NPFGC)	1,707,240
5,000	Golden State Tobacco Securitization Corp. Rev., 5.125%, 6/1/47, Ser. A-1	3,813,350
900	Long Beach Redev. Agcy., Tax Allocation, 8.36%, 8/1/40	1,007,262
7,600	Los Angeles Cnty. Public Works Financing Auth. Rev., 7.618%, 8/1/40	9,993,620
1,100	Oakland Unified School Dist., Alameda Cnty., GO, 9.50%, 8/1/34	1,332,705
600	Riverside Cnty. Dev. Agcy., Tax Allocation, 7.50%, 10/1/30, Ser. A-T	634,740
1,000	Riverside Electric Rev., 7.605%, 10/1/40	1,435,300
2,000	San Luis Obispo Cnty. Rev., zero coupon, 9/1/27, Ser. C (NPFGC)	918,240
4,000	State Public Works Board Rev., 7.804%, 3/1/35, Ser. B-2	4,737,360
3,600	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	3,022,128
		40,581,817
Colorado – 1.3%
4,000	City & Cnty. of Denver School Dist. No. 1, CP, 7.017%, 12/15/37, Ser. B	5,407,160
District of Columbia – 2.2%
7,500	Metropolitan Airports Auth. Rev., 7.462%, 10/1/46	9,140,100
Nevada – 2.8%
10,000	Las Vegas Valley Water Dist., GO, 7.263%, 6/1/34	11,723,300
New Jersey – 0.6%
	Middlesex Cnty. Improvement Auth. Rev. (AGM-GTD),
1,935	zero coupon, 10/1/22	1,191,438
2,455	zero coupon, 10/1/23	1,422,451
		2,613,889
Ohio – 2.8%
8,000	American Municipal Power-Ohio, Inc. Rev., Comb Hydroelectric Projects, 8.084%, 2/15/50, Ser. B	12,060,960
Pennsylvania – 0.1%
1,000	Philadelphia Auth. for Industrial Dev. Rev., zero coupon, 4/15/26, Ser. B (AMBAC)	419,080

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PIMCO Income Strategy Fund Schedule of Investments

July 31, 2012 (continued)

Principal Amount (000s)		Value

Texas – 3.1%
$1,900	Dallas Convention Center Hotel Dev. Corp. Rev., 7.088%, 1/1/42	$2,321,895
9,000	North Texas Tollway Auth. Rev., 8.91%, 2/1/30	10,562,310
		12,884,205
Total Municipal Bonds (cost-$77,651,360)		94,830,511

MORTGAGE-BACKED SECURITIES – 12.8%
139	Banc of America Alternative Loan Trust, 6.00%, 1/25/36, CMO	100,197
	Banc of America Funding Corp., CMO,
4,663	6.00%, 8/25/36	4,537,816
3,030	6.00%, 3/25/37	2,443,341
	BCAP LLC Trust, CMO (a)(c)(f),
1,200	5.539%, 3/26/37	133,320
760	11.329%, 6/26/36	136,790
	Bear Stearns Alt-A Trust, CMO (f),
374	2.811%, 11/25/36	206,202
976	3.071%, 9/25/35	615,961
	Chase Mortgage Finance Corp., CMO,
13	2.734%, 12/25/35 (f)	11,556
1,478	6.00%, 2/25/37	1,334,417
1,058	6.00%, 7/25/37	901,306
2,383	6.25%, 10/25/36	1,938,661
310	Citicorp Mortgage Securities, Inc., 5.50%, 4/25/37, CMO	307,556
	Countrywide Alternative Loan Trust, CMO,
405	5.50%, 3/25/35	318,319
196	5.50%, 3/25/36	128,201
523	6.00%, 2/25/35	467,529
3,388	6.00%, 5/25/36	2,142,449
1,296	6.00%, 8/25/37	853,800
2,198	6.071%, 4/25/36 (f)	1,420,765
1,074	6.25%, 11/25/36	848,273
589	6.50%, 8/25/36	360,790
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
103	2.714%, 2/20/35 (f)	87,001
1,016	5.50%, 10/25/35	983,434
1,035	5.75%, 3/25/37	863,112
680	6.00%, 5/25/36	544,405
841	6.00%, 2/25/37	707,042
200	6.00%, 4/25/37	171,197
1,190	6.25%, 9/25/36	917,227
606	Credit Suisse Mortgage Capital Certificates, 6.00%, 2/25/37, CMO	485,194
	GSR Mortgage Loan Trust, CMO,
256	5.50%, 5/25/36	212,284
6,640	6.00%, 2/25/36	6,105,919
69	Harborview Mortgage Loan Trust, 3.09%, 7/19/35, CMO (f)	51,280
1,200	JPMorgan Alternative Loan Trust, 6.31%, 8/25/36, CMO	811,729
	JPMorgan Mortgage Trust, CMO,
1,591	5.00%, 3/25/37	1,248,727
770	5.419%, 1/25/37 (f)	626,451
406	6.00%, 8/25/37	352,393
4,715	New Century Alternative Mortgage Loan Trust, 6.173%, 7/25/36, CMO (f)	3,232,427

PIMCO Income Strategy Fund
12	PIMCO Income Strategy Fund II Annual Report | 7.31.12

PIMCO Income Strategy Fund Schedule of Investments

July 31, 2012 (continued)

Principal Amount (000s)		Value

	Residential Asset Securitization Trust, CMO,
$1,277	5.75%, 2/25/36	$954,339
505	6.00%, 9/25/36	285,470
1,323	6.00%, 7/25/37	975,465
	Residential Funding Mortgage Securities I, CMO,
413	6.00%, 9/25/36	358,101
1,011	6.00%, 1/25/37	839,968
5,133	6.00%, 6/25/37	4,221,344
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO (f),
2,952	5.49%, 4/25/37	2,306,327
481	5.812%, 2/25/37	355,320
	WaMu Mortgage Pass Through Certificates, CMO (f),
279	2.512%, 9/25/36	195,145
972	5.315%, 2/25/37	868,778
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
4,644	2.613%, 7/25/36 (f)	3,712,956
512	2.618%, 7/25/36 (f)	396,591
247	2.666%, 4/25/36 (f)	206,217
715	5.75%, 3/25/37	660,731
445	6.00%, 6/25/37	415,529
645	6.00%, 7/25/37	646,657
Total Mortgage-Backed Securities (cost-$52,023,124)		54,006,009

Shares

PREFERRED STOCK – 4.6%

Banking – 1.1%
90,200	CoBank Acb, 11.00%, 7/1/13, Ser. C (a)(b)(c)(e)(i)(j) (acquisition cost-$4,973,200; purchased 8/31/10-2/1/11)	4,654,320
Financial Services – 1.4%
100,000	Ally Financial, Inc., 8.50%, 5/15/16, Ser. A (e)(j)	2,325,000
120,000	Citigroup Capital XIII, 7.875%, 10/30/15 (j)	3,286,800
		5,611,800
Real Estate Investment Trust – 2.1%
8,000	Sovereign Real Estate Investment Trust, 12.00%, 5/16/20 (a)(c)(e)	8,984,048
Total Preferred Stock (cost-$19,538,200)		19,250,168

CONVERTIBLE PREFERRED STOCK – 2.0%

Financial Services – 0.7%
2,700	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (e)	3,123,900
Utilities – 1.3%
98,000	PPL Corp., 9.50%, 7/1/13	5,326,300
Total Convertible Preferred Stock (cost-$7,163,145)		8,450,200

PIMCO Income Strategy Fund
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PIMCO Income Strategy Fund Schedule of Investments

July 31, 2012 (continued)

Principal Amount (000s)		Value
ASSET-BACKED SECURITIES – 0.8%

$1,235	Asset-Backed Funding Certificates, 0.466%, 5/25/37 (a)(c)(f)	$949,865
1,056	GSAA Trust, 6.295%, 6/25/36	610,200
649	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	651,113
860	Mid-State Trust, 6.34%, 10/15/36	847,516
690	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47	467,363
Total Asset-Backed Securities (cost-$3,453,849)		3,526,057

SHORT-TERM INVESTMENTS – 2.6%

Corporate Notes – 1.3%

Financial Services – 1.3%
	Ally Financial, Inc.,
329	6.75%, 4/15/13	328,773
3,812	7.10%, 9/15/12	3,828,350
100	7.125%, 8/15/12	100,002
€900	Springleaf Finance Corp., 3.25%, 1/16/13	1,057,234
Total Corporate Notes (cost-$5,498,365)		5,314,359

Repurchase Agreements – 1.3%
$4,800	Credit Suisse Securities (USA) LLC, dated 7/31/12, 0.20%, due 8/1/12, proceeds $4,800,027; collateralized by U.S. Treasury Notes, 3.125%, due 1/31/17, valued at $4,913,159 including accrued interest	4,800,000
892	State Street Bank & Trust Co., dated 7/31/12, 0.01%, due 8/1/12, proceeds $892,000; collateralized Fannie Mae, 1.75%, due 2/22/13, valued at $914,741 including accrued interest	892,000
Total Repurchase Agreements (cost-$5,692,000)		5,692,000
Total Short-Term Investments (cost-$11,190,365)		11,006,359
Total Investments (cost-$389,461,410) – 100.0%		$422,008,367

PIMCO Income Strategy Fund
14	PIMCO Income Strategy Fund II Annual Report | 7.31.12

PIMCO Income Strategy Fund II Schedule of Investments

July 31, 2012

Principal Amount (000s)		Value
CORPORATE BONDS & NOTES – 54.3%

Airlines – 1.2%
	American Airlines Pass Through Trust, (d),
$7,686	9.73%, 9/29/14	$5,380,197
3,834	10.18%, 1/2/13 (b)	3,527,273
712	United Air Lines Pass Through Trust, 10.40%, 5/1/18	812,871
		9,720,341
Banking – 8.3%
5,500	AgFirst Farm Credit Bank, 7.30%, 8/30/12 (a)(b)(c)(e)(i) (acquisition cost-$4,709,000; purchased 2/26/10-4/15/10)	5,493,345
£16,700	Barclays Bank PLC, 14.00%, 6/15/19 (e)	30,890,297
$6,700	BBVA Bancomer S.A., 7.25%, 4/22/20 (a)(c)	7,068,500
€16,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 6.875%, 3/19/20	19,690,333
$1,400	HBOS PLC, 6.75%, 5/21/18 (a)(c)	1,356,481
1,675	Regions Financial Corp., 7.375%, 12/10/37	1,691,750
£800	Santander Finance Preferred S.A. Unipersonal, 11.30%, 7/27/14 (e)	1,117,815
		67,308,521
Consumer Products – 0.2%
$1,700	Reynolds Group Issuer, Inc., 9.00%, 4/15/19	1,738,250
Energy – 1.3%
9,003	AES Red Oak LLC, 8.54%, 11/30/19	9,565,955
2,300	Dynegy Roseton LLC/ Danskammer Pass Through Trust, 7.67%, 11/8/16, Series B (b)(d)	1,483,500
		11,049,455
Financial Services – 23.3%
1,800	AGFC Capital Trust I, 6.00%, 1/15/67, (converts to FRN on 1/15/17) (a)(c)	936,000
	Ally Financial, Inc.,
416	5.25%, 1/15/14	407,534
315	5.35%, 1/15/14	314,256
561	5.75%, 1/15/14	549,332
565	5.90%, 1/15/19	528,298
3	5.90%, 2/15/19	2,765
585	6.00%, 12/15/13	577,933
1,437	6.00%, 2/15/19	1,347,313
119	6.00%, 3/15/19	111,741
9	6.00%, 9/15/19	8,396
486	6.10%, 9/15/19	458,105
159	6.125%, 10/15/19	147,059
394	6.15%, 8/15/19	375,193
454	6.15%, 10/15/19	422,196
675	6.20%, 4/15/19	651,133
500	6.25%, 12/15/18	471,504
47	6.25%, 7/15/19	44,818
7	6.35%, 4/15/16	6,774
792	6.35%, 10/15/16	766,032
303	6.35%, 4/15/19	286,356
1,142	6.35%, 7/15/19	1,074,312
463	6.375%, 1/15/14	457,283
249	6.50%, 9/15/16	242,635
608	6.50%, 10/15/16	591,314
5	6.50%, 6/15/18	4,824
449	6.50%, 11/15/18	429,049

PIMCO Income Strategy Fund
7.31.12 | PIMCO Income Strategy Fund II Annual Report	15

PIMCO Income Strategy Fund II Schedule of Investments

July 31, 2012 (continued)

Principal Amount (000s)		Value

Financial Services (continued)
$190	6.50%, 12/15/18	$181,540
15	6.50%, 5/15/19	14,394
208	6.60%, 8/15/16	204,678
864	6.60%, 5/15/18	827,925
100	6.60%, 6/15/19	96,530
132	6.65%, 10/15/18	127,598
190	6.70%, 5/15/14	188,926
256	6.70%, 6/15/18	246,672
335	6.70%, 12/15/19	324,013
555	6.75%, 6/15/14	552,128
215	6.75%, 8/15/16	210,807
1,136	6.75%, 11/15/16	1,121,497
210	6.75%, 6/15/17	204,722
831	6.75%, 7/15/18	805,487
3	6.75%, 9/15/18	2,901
612	6.75%, 10/15/18	604,747
107	6.75%, 11/15/18	103,602
27	6.75%, 5/15/19	26,378
92	6.80%, 9/15/16	90,488
12	6.80%, 9/15/18	11,521
207	6.85%, 4/15/16	203,630
7	6.875%, 7/15/18	6,795
319	6.90%, 7/15/18	313,122
326	6.90%, 8/15/18	320,087
135	6.95%, 6/15/17	132,775
201	7.00%, 8/15/16	198,739
1,729	7.00%, 11/15/16	1,687,955
580	7.00%, 12/15/16	569,424
1,729	7.00%, 1/15/17	1,692,700
601	7.00%, 2/15/17	583,397
1,087	7.00%, 6/15/17	1,051,516
1,073	7.00%, 7/15/17	1,044,383
43	7.00%, 2/15/18	41,615
506	7.00%, 3/15/18	497,321
15	7.00%, 5/15/18	14,640
400	7.00%, 9/15/18	390,868
134	7.00%, 6/15/22	131,458
2,035	7.00%, 11/15/24	1,993,614
325	7.05%, 3/15/18	313,531
4	7.05%, 4/15/18	3,907
6	7.15%, 9/15/18	5,905
477	7.20%, 10/15/17	471,340
55	7.25%, 6/15/16	54,347
653	7.25%, 9/15/17	643,455
329	7.25%, 1/15/18	323,404
255	7.25%, 4/15/18	253,057
39	7.30%, 12/15/17	38,238
503	7.30%, 1/15/18	493,808
165	7.35%, 1/15/17	162,327
58	7.35%, 4/15/18	57,683
25	7.375%, 11/15/16	24,678
55	7.375%, 4/15/18	54,238
166	7.40%, 12/15/17	163,989

PIMCO Income Strategy Fund
16	PIMCO Income Strategy Fund II Annual Report | 7.31.12

PIMCO Income Strategy Fund II Schedule of Investments

July 31, 2012 (continued)

Principal Amount (000s)		Value

Financial Services (continued)
$1,828	7.50%, 11/15/16	$1,813,310
15	7.50%, 8/15/17	14,781
559	7.50%, 11/15/17	547,081
290	7.50%, 12/15/17	286,118
40	8.00%, 3/15/17	39,985
3	8.125%, 11/15/17	2,978
25	8.20%, 3/15/17	24,998
24	8.40%, 8/15/15	23,652
224	9.00%, 7/15/20	224,294
3,100	Bank of America Corp., 6.00%, 9/1/17 (h)	3,462,778
2,900	Capital One Capital VI, 8.875%, 5/15/40	2,965,398
£2,000	Credit Agricole S.A., 8.125%, 10/26/19 (e)	2,321,140
$8,000	Ford Motor Credit Co. LLC, 8.00%, 12/15/16	9,477,824
1,100	HSBC Finance Capital Trust IX, 5.911%, 11/30/35, (converts to FRN on 11/30/15)	1,061,500
11,000	ILFC E-Capital Trust II, 6.25%, 12/21/65, (converts to FRN on 12/21/15) (a)(c)	8,305,000
	LBG Capital No.1 PLC,
€500	6.439%, 5/23/20	506,026
€500	7.375%, 3/12/20	524,335
£300	7.588%, 5/12/20	408,033
£10,200	7.867%, 12/17/19	14,020,250
£1,000	7.869%, 8/25/20	1,377,356
$4,500	7.875%, 11/1/20 (a)(c)	4,265,703
£4,700	11.04%, 3/19/20	7,492,325
	LBG Capital No.2 PLC,
€8,900	8.875%, 2/7/20	10,245,342
£300	12.75%, 8/10/20	484,419
€1,100	15.00%, 12/21/19	1,670,821
$25,500	National City Preferred Capital Trust I, 12.00%, 12/10/12 (e)(h)	26,306,667
5,965	NSG Holdings LLC, 7.75%, 12/15/25 (a)(c)	6,084,300
	SLM Corp.,
5,000	5.625%, 8/1/33	4,387,500
10,700	8.00%, 3/25/20	12,064,250
1,700	8.45%, 6/15/18	1,946,500
	Springleaf Finance Corp.,
€3,200	4.125%, 11/29/13	3,710,886
$11,800	6.50%, 9/15/17	9,646,500
1,596	State Street Capital Trust III, 5.458%, 8/30/12 (e)(h)	1,605,576
800	USB Capital IX, 3.50%, 8/30/12 (e)	661,864
17,550	Wells Fargo & Co., 7.98%, 3/15/18 (e)	19,743,750
		188,819,895
Insurance – 18.7%
3,000	American General Institutional Capital A, 7.57%, 12/1/45 (a)(c)	3,165,000
5,000	American General Institutional Capital B, 8.125%, 3/15/46 (a)(c)	5,312,500
	American International Group, Inc.,
1,900	6.25%, 3/15/87, (converts to FRN on 3/15/37)	1,862,000
£10,545	6.765%, 11/15/17 (a)(c)	18,629,512
€12,540	6.797%, 11/15/17 (a)(b)(c)(i) (acquisition cost-$11,931,071; purchased 5/20/10-5/21/10)	17,580,894
MXN16,000	7.98%, 6/15/17	1,177,541
€2,000	8.00%, 5/22/68, (converts to FRN on 5/22/18)	2,534,624

PIMCO Income Strategy Fund
7.31.12 | PIMCO Income Strategy Fund II Annual Report	17

PIMCO Income Strategy Fund II Schedule of Investments

July 31, 2012 (continued)

Principal Amount (000s)		Value

Insurance (continued)
€12,800	8.00%, 5/22/68, (converts to FRN on 5/22/18) (a)(c)	$16,221,590
$31,750	8.175%, 5/15/68, (converts to FRN on 5/15/38) (h)	36,353,750
£1,600	8.625%, 5/22/68, (converts to FRN on 5/22/18) (a)(c)	2,629,122
£8,050	8.625%, 5/22/68, (converts to FRN on 5/22/18)	13,227,769
$1,700	AXA S.A., 6.463%, 12/14/18 (a)(c)(e)(h)	1,489,625
6,500	Dai-ichi Life Insurance Co., Ltd., 7.25%, 7/25/21 (a)(c)(e)(h)	6,979,369
4,700	Hartford Financial Services Group, Inc., 8.125%, 6/15/68, (converts to FRN on 6/15/18)	5,187,625
15,000	MetLife Capital Trust IV, 7.875%, 12/15/67, (converts to FRN on 12/15/37) (a)(c)	17,175,000
2,500	Validus Holdings Ltd., 8.875%, 1/26/40	2,888,222
		152,414,143
Telecommunications – 0.4%
	CenturyLink, Inc.,
1,400	6.00%, 4/1/17	1,523,119
1,500	7.60%, 9/15/39	1,547,404
		3,070,523
Utilities – 0.9%
3,900	AES Andres Dominicana Ltd., 9.50%, 11/12/20 (a)(c)	4,109,625
4,500	Ameren Energy Generating Co., 7.95%, 6/1/32	3,577,500
		7,687,125
Total Corporate Bonds & Notes (cost-$405,215,302)		441,808,253

MUNICIPAL BONDS – 21.2%

California – 12.3%
13,100	Alameda Cnty. Joint Powers Auth. Rev., 7.046%, 12/1/44, Ser. A	17,058,296
1,650	City & Cnty. of San Francisco Redev. Agcy., Tax Allocation, 8.406%, 8/1/39	1,933,454
3,000	La Quinta Financing Auth., Tax Allocation, 8.07%, 9/1/36, Ser. A	3,321,930
4,000	Long Beach Redev. Agcy., Tax Allocation, 8.11%, 8/1/30	4,433,400
10,800	Los Angeles Cnty. Public Works Financing Auth. Rev., 7.618%, 8/1/40	14,201,460
20,000	Northern California Power Agcy. Rev., 7.311%, 6/1/40	24,349,800
11,600	Oakland Unified School Dist., Alameda Cnty., GO, 9.50%, 8/1/34	14,053,980
1,200	Riverside Cnty. Dev. Agcy., Tax Allocation, 7.50%, 10/1/30, Ser. A-T	1,269,480
5,100	San Luis Obispo Cnty. Rev., zero coupon, 9/1/27, Ser. C (NPFGC)	2,341,512
9,200	State Public Works Board Rev., 7.804%, 3/1/35, Ser. B-2	10,895,928
7,500	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	6,296,100
		100,155,340
Colorado – 0.8%
5,000	City & Cnty. of Denver School Dist. No. 1, CP, 7.017%, 12/15/37, Ser. B	6,758,950
District of Columbia – 2.0%
13,000	Metropolitan Airports Auth. Rev., 7.462%, 10/1/46	15,842,840
Ohio – 2.4%
13,000	American Municipal Power-Ohio, Inc. Rev., Comb Hydroelectric Projects, 8.084%, 2/15/50, Ser. B	19,599,060

PIMCO Income Strategy Fund
18	PIMCO Income Strategy Fund II Annual Report | 7.31.12

PIMCO Income Strategy Fund II Schedule of Investments

July 31, 2012 (continued)

Principal Amount (000s)		Value

Texas – 3.7%
$4,000	Dallas Convention Center Hotel Dev. Corp. Rev., 7.088%, 1/1/42	$4,888,200
21,500	North Texas Tollway Auth. Rev., 8.91%, 2/1/30	25,232,185
		30,120,385
Total Municipal Bonds (cost-$146,203,313)		172,476,575

MORTGAGE-BACKED SECURITIES – 12.3%

324	Banc of America Alternative Loan Trust, 6.00%, 1/25/36, CMO	233,794
	Banc of America Funding Corp., CMO,
92	5.696%, 1/20/47 (f)	57,840
14,269	6.00%, 3/25/37	11,507,347
	BCAP LLC Trust, CMO (a)(c)(f),
2,209	2.94%, 5/26/36	40,375
2,500	5.539%, 3/26/37	277,751
3,627	8.819%, 5/26/37	534,939
1,520	11.329%, 6/26/36	273,581
	Bear Stearns Alt-A Trust, CMO (f),
608	2.811%, 11/25/36	335,078
2,041	3.071%, 9/25/35	1,287,919
	Chase Mortgage Finance Corp., CMO,
27	2.734%, 12/25/35 (f)	23,112
459	5.50%, 5/25/36	429,593
	Citicorp Mortgage Securities, Inc., CMO,
620	5.50%, 4/25/37	615,112
5,092	6.00%, 9/25/37	5,197,964
	Countrywide Alternative Loan Trust, CMO,
833	5.50%, 3/25/35	655,363
2,232	5.50%, 1/25/36	1,603,162
318	5.50%, 3/25/36	208,327
1,888	5.75%, 12/25/36	1,350,300
1,088	6.00%, 2/25/35	972,965
6,957	6.00%, 5/25/36	4,399,380
1,432	6.00%, 4/25/37	896,019
2,699	6.00%, 8/25/37	1,778,750
4,536	6.071%, 4/25/36 (f)	2,931,066
2,207	6.25%, 11/25/36	1,743,672
1,179	6.50%, 8/25/36	721,579
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
2,164	5.75%, 3/25/37	1,804,688
1,380	6.00%, 5/25/36	1,105,308
1,682	6.00%, 2/25/37	1,414,084
7,280	6.00%, 3/25/37	6,126,045
2,446	6.25%, 9/25/36	1,885,410
3,185	First Horizon Asset Securities, Inc., 2.625%, 11/25/35, CMO (f)	2,493,457
	JPMorgan Alternative Loan Trust, CMO,
4,393	2.852%, 5/25/36 (f)	2,696,171
2,500	6.31%, 8/25/36	1,691,101
	JPMorgan Mortgage Trust,
1,294	5.235%, 10/25/35 (f)	1,269,231
711	6.00%, 8/25/37	616,687
276	6.50%, 9/25/35	279,796
1,644	MASTR Asset Securitization Trust, 6.50%, 11/25/37, CMO	1,450,829

PIMCO Income Strategy Fund
7.31.12 |	PIMCO Income Strategy Fund II Annual Report	19

PIMCO Income Strategy Fund II Schedule of Investments

July 31, 2012 (continued)

Principal Amount (000s)		Value

$9,998	New Century Alternative Mortgage Loan Trust, 6.173%, 7/25/36, CMO (f)	$6,854,974
73	Nomura Asset Acceptance Corp., 4.976%, 5/25/35, CMO	63,998
	Residential Asset Securitization Trust, CMO,
2,640	5.75%, 2/25/36	1,973,573
1,011	6.00%, 9/25/36	570,940
2,811	6.00%, 7/25/37	2,072,862
	Residential Funding Mortgage Securities I, CMO,
5,106	5.31%, 9/25/35 (f)	4,195,913
10,540	6.00%, 6/25/37	8,668,257
2,283	6.25%, 8/25/36, CMO	1,967,795
962	Suntrust Adjustable Rate Mortgage Loan Trust, 5.812%, 2/25/37, CMO (f)	710,641
	WaMu Mortgage Pass Through Certificates, CMO (f),
597	2.512%, 9/25/36	418,167
1,944	5.315%, 2/25/37	1,737,556
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
9,448	2.613%, 7/25/36 (f)	7,554,462
1,070	2.618%, 7/25/36 (f)	829,236
493	2.666%, 4/25/36 (f)	412,434
1,429	5.75%, 3/25/37	1,321,462
Total Mortgage-Backed Securities (cost-$96,784,335)		100,260,065

Shares

PREFERRED STOCK – 6.4%

Banking – 2.5%
397,300	CoBank Acb, 11.00%, 7/1/13, Ser. C (a)(b)(c)(e)(i)(j) (acquisition cost-$21,899,400; purchased 2/26/10-3/23/11)	20,500,680

Financial Services – 3.1%
248,000	Ally Financial, Inc., 7.30%, 8/29/12 (e)	5,979,280
260,000	Citigroup Capital XIII, 7.875%, 10/30/15 (j)	7,121,400
5,000	Farm Credit Bank, 10.00%, 12/15/20, Ser. 1 (e)	5,810,937
255,400	GMAC Capital Trust I, 8.125%, 2/15/16, Ser. 2 (j)	6,226,652
		25,138,269
Real Estate Investment Trust – 0.8%
5,600	Sovereign Real Estate Investment Trust, 12.00%, 5/16/20 (a)(c)(e)	6,288,834
Total Preferred Stock (cost-$51,006,628)		51,927,783

CONVERTIBLE PREFERRED STOCK – 3.7%

Financial Services – 0.5%
3,500	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (e)	4,049,500

Utilities – 3.2%
	PPL Corp.,
104,000	8.75%, 5/1/14	5,601,440
374,000	9.50%, 7/1/13	20,326,900
		25,928,340
Total Convertible Preferred Stock (cost-$27,930,180)		29,977,840

PIMCO Income Strategy Fund
20	PIMCO Income Strategy Fund II Annual Report | 7.31.12

PIMCO Income Strategy Fund II Schedule of Investments

July 31, 2012 (continued)

Principal Amount (000s)		Value
ASSET-BACKED SECURITIES – 1.3%

$2,599	Asset-Backed Funding Certificates, 0.466%, 5/25/37 (a)(c)(f)	$1,999,717
2,200	GSAA Trust, 6.295%, 6/25/36	1,271,251
5,511	Indymac Residential Asset-Backed Trust, 0.406%, 7/25/37 (f)	3,002,365
1,325	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	1,329,355
1,803	Mid-State Trust, 6.34%, 10/15/36	1,777,050
1,381	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47	934,727
Total Asset-Backed Securities (cost-$10,768,736)		10,314,465

SHORT-TERM INVESTMENTS – 0.8%

Corporate Notes – 0.5%

Financial Services – 0.5%
	Ally Financial, Inc.,
130	5.70%, 6/15/13	128,959
160	6.75%, 9/15/12	160,039
844	6.75%, 10/15/12	840,999
837	7.10%, 9/15/12	840,188
28	7.15%, 11/15/12	27,986
339	7.25%, 8/15/12	338,869
1,998	7.25%, 12/15/12	2,003,099
Total Corporate Notes (cost-$4,327,478)		4,340,139

U.S. Treasury Obligations (g)(k) – 0.1%
	U.S. Treasury Bills,
440	0.074%-0.076%, 8/2/12-8/23/12 (cost-$439,982)	439,982

Repurchase Agreements – 0.2%
700	Credit Suisse Securities (USA) LLC, dated 7/31/12, 0.13%, due 8/1/12, proceeds $700,003; collateralized by U.S. Treasury Notes, 0.125%, due 7/31/14, valued at $716,544 including accrued interest	700,000
567	State Street Bank & Trust Co., dated 7/31/12, 0.01%, due 8/1/12, proceeds $567,000; collateralized by Fannie Mae, 1.75%, due 2/22/13, valued at $579,336 including accrued interest	567,000
Total Repurchase Agreements (cost-$1,267,000)		1,267,000
Total Short-Term Investments (cost-$6,034,460)		6,047,121
Total Investments (cost-$743,942,954) – 100.0%		$812,812,102

PIMCO Income Strategy Fund
7.31.12 |	PIMCO Income Strategy Fund II Annual Report	21

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Schedules of Investments

July 31, 2012

(a)   Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $84,529,762 and $156,717,443, representing 20.0% and 19.3% of total investments in Income Strategy and Income Strategy II, respectively.

(b)   Illiquid.

(c)   144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)   In default.

(e)   Perpetual maturity. The date shown is the next call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.

(f)           Variable or Floating Rate Security–Security with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on July 31, 2012.

(g)   All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(h)   All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(i)    Restricted. The aggregate acquisition cost of such securities is $9,027,937 and $38,539,471 for Income Strategy and Income Strategy II, respectively. The aggregate market value is $10,048,134 and $43,574,919, representing 2.4% and 5.4% of total investments in Income Strategy and Income Strategy II, respectively.

(j)    Dividend rate is fixed until the first call date and variable thereafter.

(k)   Rates reflect the effective yields at purchase date.

Glossary:
AGM	- insured by Assured Guaranty Municipal Corp.
AMBAC	- insured by American Municipal Bond Assurance Corp.
£	- British Pound
CMO	- Collateralized Mortgage Obligation
CP	- Certificates of Participation
€	- Euro
FGIC	- insured by Financial Guaranty Insurance Co.
FRN	- Floating Rate Note
GO	- General Obligation Bond
GTD	- Guaranteed
MXN	- Mexican Peso
NPFGC	- insured by National Public Finance Guarantee Corp.

PIMCO Income Strategy Fund
22	PIMCO Income Strategy Fund II Annual Report | 7.31.12 | See accompanying Notes to Financial Statements.

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Statements of Assets and Liabilities

July 31, 2012

	Income Strategy	Income Strategy II
Assets:
Investments, at value (cost-$389,461,410 and $743,942,954, respectively)	$422,008,367	$812,812,102
Cash (including foreign currency, at value of $84,802 and $15,359 with a cost of $84,060 and $13,946, respectively)	661,257	17,184
Unsettled reverse repurchase agreements	12,452,000	9,162,000
Interest and dividends receivable	5,986,783	12,914,136
Unrealized appreciation of OTC swaps	1,293,098	2,653,139
Swap premiums paid	1,040,841	2,187,694
Unrealized appreciation of forward foreign currency contracts	244,879	1,310,801
Prepaid expenses	21,495	42,429
Total Assets	443,708,720	841,099,485

Liabilities:
Payable for reverse repurchase agreements	57,226,000	57,592,000
Payable for investments purchased	18,735,573	13,218,232
Payable to brokers for cash collateral received	2,295,000	5,230,000
Dividends payable to common and preferred shareholders	2,264,882	4,701,373
Unrealized depreciation of forward foreign currency contracts	333,170	675,651
Investment management fees payable	262,292	509,956
Interest payable for reverse repurchase agreements	53,099	116,846
Payable to broker	–	42,340
Accrued expenses and other liabilities	278,391	330,407
Total Liabilities	81,448,407	82,416,805
Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 3,159 and 6,440 shares issued and outstanding, respectively)	78,975,000	161,000,000
Net Assets Applicable to Common Shareholders	$283,285,313	$597,682,680

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$250	$584
Paid-in-capital in excess of par	412,546,536	936,643,827
Undistributed net investment income	8,515,743	29,196,693
Accumulated net realized loss	(171,517,945)	(440,231,690)
Net unrealized appreciation of investments, swaps and foreign currency transactions	33,740,729	72,073,266
Net Assets Applicable to Common Shareholders	$283,285,313	$597,682,680
Common Shares Issued and Outstanding	24,956,448	58,431,583
Net Asset Value Per Common Share	$11.35	$10.23

PIMCO Income Strategy Fund
See accompanying Notes to Financial Statements. | 7.31.12 |	PIMCO Income Strategy Fund II Annual Report	23

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Statements of Operations

Year ended July 31, 2012

	Income Strategy	Income Strategy II
Investment Income:
Interest	$30,958,463	$61,438,604
Dividends	2,402,379	6,796,701
Facility and other fee income	121,303	741
Total Investment Income	33,482,145	68,236,046

Expenses:
Investment management fees	3,080,382	5,984,439
Legal fees	608,749	612,224
Interest expense	512,172	649,518
Custodian and accounting agent fees	161,498	241,187
Auction agent fees and commissions	137,600	273,398
Audit and tax services	133,274	112,400
Shareholder communications	86,690	127,180
Transfer agent fees	38,775	34,490
Trustees’ fees and expenses	31,286	68,138
New York Stock Exchange listing fees	21,377	46,438
Insurance expense	9,888	19,257
Miscellaneous	22,740	23,365
Total Expenses	4,844,431	8,192,034

Net Investment Income	28,637,714	60,044,012

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on: Investments	6,487,834	(1,138,830)
Futures contracts	998,969	1,837,275
Swaps	(9,737,771)	(13,714,812)
Foreign currency transactions	3,219,589	12,398,252
Net change in unrealized appreciation/depreciation of: Investments	(4,095,396)	(4,464,536)
Futures contracts	(577,182)	(890,772)
Swaps	2,025,124	3,674,345
Foreign currency transactions	912,651	3,805,199
Net realized and change in unrealized gain (loss) on investments, futures contracts, swaps and foreign currency transactions	(766,182)	1,506,121
Net Increase in Net Assets Resulting from Investment Operations	27,871,532	61,550,133
Dividends on Preferred Shares from Net Investment Income	(1,141,460)	(2,327,391)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$26,730,072	$59,222,742

PIMCO Income Strategy Fund
24	PIMCO Income Strategy Fund II Annual Report | 7.31.12 | See accompanying Notes to Financial Statements.

PIMCO Income Strategy Fund
Statements of Changes in Net Assets Applicable to Common Shareholders

	Year ended July 31,
	2012	2011
Investment Operations:
Net investment income	$28,637,714	$30,689,912
Net realized gain on investments, futures contracts, swaps and foreign currency transactions	968,621	6,383,400
Net change in unrealized appreciation/depreciation of investments, futures contracts, swaps, unfunded loan commitments and foreign currency transactions	(1,734,803)	13,014,572
Net increase in net assets resulting from investment operations	27,871,532	50,087,884

Dividends on Preferred Shares from Net Investment Income	(1,141,460)	(1,166,363)
Net increase in net assets applicable to common shareholders resulting from investment operations	26,730,072	48,921,521

Dividends to Common Shareholders from Net Investment Income	(27,503,217)	(29,956,842)

Common Share Transactions:
Reinvestment of dividends	1,367,723	1,666,381
Total increase in net assets applicable to common shareholders	594,578	20,631,060

Net Assets Applicable to Common Shareholders:
Beginning of year	282,690,735	262,059,675
End of year (including undistributed net investment income of $8,515,743 and $4,998,713, respectively)	$283,285,313	$282,690,735

Common Shares Issued in Reinvestment of Dividends	126,940	146,096

PIMCO Income Strategy Fund
See accompanying Notes to Financial Statements. | 7.31.12 | PIMCO Income Strategy Fund II Annual Report	25

PIMCO Income Strategy Fund II
Statements of Changes in Net Assets Applicable to Common Shareholders

	Year ended July 31,
	2012	2011
Investment Operations:
Net investment income	$60,044,012	$59,883,484
Net realized gain (loss) on investments, futures contracts, swaps and foreign currency transactions	(618,115)	19,192,118
Net change in unrealized appreciation/depreciation of investments, futures contracts, swaps, unfunded loan commitments and foreign currency transactions	2,124,236	22,736,170
Net increase in net assets resulting from investment operations	61,550,133	101,811,772

Dividends on Preferred Shares from Net Investment Income	(2,327,391)	(2,379,363)
Net increase in net assets applicable to common shareholders resulting from investment operations	59,222,742	99,432,409

Dividends to Common Shareholders from Net Investment Income	(48,115,485)	(56,277,446)

Common Share Transactions:
Reinvestment of dividends	2,224,177	3,854,345
Total increase in net assets applicable to common shareholders	13,331,434	47,009,308

Net Assets Applicable to Common Shareholders:
Beginning of year	584,351,246	537,341,938
End of year (including undistributed net investment income of $29,196,693 and $6,957,156, respectively)	$597,682,680	$584,351,246

Common Shares Issued in Reinvestment of Dividends	232,354	385,713

PIMCO Income Strategy Fund
26	PIMCO Income Strategy Fund II Annual Report | 7.31.12 | See accompanying Notes to Financial Statements.

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Statements of Cash Flows

Year ended July 31, 2012

	Income	Income
	Strategy	Strategy II
Decrease in Cash and Foreign Currency from:

Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$27,871,532	$61,550,133

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(91,639,048)	(135,414,459)
Proceeds from sales of long-term investments	127,831,942	146,995,221
(Purchases) sales of short-term portfolio investments, net	(3,473,853)	4,911,051
Net change in unrealized appreciation/depreciation of investments, futures contracts, swaps and foreign currency transactions	1,734,803	(2,124,236)
Net realized (gain) loss on investments, futures contracts, swaps and foreign currency transactions	(968,621)	618,115
Net amortization premium on investments	(445,559)	(1,011,159)
Increase in unsettled reverse repurchase agreements	(12,452,000)	(9,162,000)
Decrease in interest and dividends receivable	1,963,852	827,222
Proceeds from futures contracts transactions	515,062	1,170,491
Decrease in deposits with brokers for futures contracts collateral	548,000	841,000
Decrease in prepaid expenses	9,089	18,539
Increase in payable for investments purchased	17,497,739	13,218,232
Increase in payable to brokers for cash collateral received	2,195,000	5,230,000
Net cash used for swap transactions	(11,304,100)	(16,726,329)
Net cash provided by foreign currency transactions	3,198,129	12,272,520
Decrease in investment management fees payable	(26,803)	(21,123)
Increase in interest payable for reverse repurchase agreements	30,877	107,122
Increase in accrued expenses and other liabilities	49,349	51,986
Net cash provided by operating activities*	63,135,390	83,352,326

Cash Flows used for Financing Activities:
Decrease in payable for reverse repurchase agreements	(39,135,093)	(46,200,225)
Cash dividends paid (excluding reinvestment of dividends of $1,367,723 and $2,224,177, respectively)	(26,886,488)	(47,331,372)
Net cash used for financing activities	(66,021,581)	(93,531,597)
Net decrease in cash and foreign currency	(2,886,191)	(10,179,271)
Cash and foreign currency, at beginning of year	3,547,448	10,196,455
Cash and foreign currency, at end of year	$661,257	$17,184

*

Included in operating expenses is cash paid by Income Strategy and Income Strategy II for interest primarily related to participation in reverse repurchase agreement transactions of $481,181 and $542,140, respectively.

PIMCO Income Strategy Fund
See accompanying Notes to Financial Statements. | 7.31.12 | PIMCO Income Strategy Fund II Annual Report	27

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements
July 31, 2012

1. Organization and Significant Accounting Policies

PIMCO Income Strategy Fund (“Income Strategy”) and PIMCO Income Strategy Fund II (“Income Strategy II”), each a “Fund” and collectively the ‘‘Funds”, were organized as Massachusetts business trusts on June 19, 2003 and June 30, 2004, respectively. Prior to commencing operations on August 29, 2003 and October 29, 2004, respectively, Income Strategy and Income Strategy II had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ investment manager and is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Each Fund’s investment objective is to seek high current income, consistent with the preservation of capital. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Funds’ management is currently evaluating the effect that the guidance may have on its financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees has adopted methods for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager. The Valuation Committee has been established by the Board of Trustees to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board of Trustees as instructed. The Sub-Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board of Trustees. The Board of Trustees shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price

PIMCO Income Strategy Fund
28	PIMCO Income Strategy Fund II Annual Report | 7.31.12

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements
July 31, 2012

1. Organization and Significant Accounting Policies (continued)

of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be reliable of fair value, the Sub-Adviser may elect to obtain market quotations (“broker quotes”) directly from a broker-dealer.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

•                  Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•                  Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and single broker quotes in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the

PIMCO Income Strategy Fund
7.31.12 | PIMCO Income Strategy Fund II Annual Report	29

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements
July 31, 2012

1. Organization and Significant Accounting Policies (continued)

extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. Centrally cleared credit default swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

PIMCO Income Strategy Fund
30	PIMCO Income Strategy Fund II Annual Report | 7.31.12

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2012

1. Organization and Significant Accounting Policies (continued)

The valuation techniques used by the Funds to measure fair value during the year ended July 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

A summary of the inputs used at July 31, 2012 in valuing Income Strategy’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes 5(a), 5(b) and 5(c) for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/12
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	–	$990,000	$4,353,771	$5,343,771
Energy	–	–	709,500	709,500
All Other	–	224,885,792	–	224,885,792
Municipal Bonds	–	94,830,511	–	94,830,511
Mortgage-Backed Securities	–	53,869,219	136,790	54,006,009
Preferred Stock:
Banking	–	–	4,654,320	4,654,320
Financial Services	$5,611,800	–	–	5,611,800
Real Estate Investment Trust	–	8,984,048	–	8,984,048
Convertible Preferred Stock	8,450,200	–	–	8,450,200
Asset-Backed Securities	–	3,526,057	–	3,526,057
Short-Term Investments	–	11,006,359	–	11,006,359
Total Investments in Securities – Assets	$14,062,000	$398,091,986	$9,854,381	$422,008,367
Other Financial Instruments* – Assets
Credit Contracts	–	$30,812	–	$30,812
Foreign Exchange Contracts	–	244,879	–	244,879
Interest Rate Contracts	–	1,262,286	–	1,262,286
Total Other Financial Instruments* – Assets	–	$1,537,977	–	$1,537,977
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	–	$(333,170)	–	$(333,170)
Total Investments	$14,062,000	$399,296,793	$9,854,381	$423,213,174

At July 31, 2012, there were no transfers between Levels 1 and 2.

PIMCO Income Strategy Fund
7.31.12 |	PIMCO Income Strategy Fund II Annual Report	31

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2012

1. Organization and Significant Accounting Policies (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for Income Strategy for the year ended July 31, 2012, was as follows:

	Beginning Balance 7/31/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 7/31/12
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$22,043,236	–	$(15,972,453)	$6,285	$151,184	$(1,874,481)	–	–	$4,353,771
Energy	852,500	–	–	(16,981)	–	(126,019)	–	–	709,500
Mortgage-Backed Securities	226,603	$1,709	(241,762)	73,659	205,485	4,416	–	$(133,320)	136,790
Preferred Stock:
Banking	–	–	–	–	–	–	$4,654,320	–	4,654,320
Total Investments	$23,122,339	$1,709	$(16,214,215)	$62,963	$356,669	$(1,996,084)	$4,654,320	$(133,320)	$9,854,381

A summary of the inputs used at July 31, 2012 in valuing Income Strategy II’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes 5(a), 5(b) and 5(c) for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/12
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	–	–	$9,720,341	$9,720,341
Energy	–	$9,565,955	1,483,500	11,049,455
All Other	–	421,038,457	–	421,038,457
Municipal Bonds	–	172,476,575	–	172,476,575
Mortgage-Backed Securities	–	99,451,545	808,520	100,260,065
Preferred Stock:
Banking	–	–	20,500,680	20,500,680
Financial Services	$19,327,332	5,810,937	–	25,138,269
Real Estate Investment Trust	–	6,288,834	–	6,288,834
Convertible Preferred Stock	29,977,840	–	–	29,977,840
Asset-Backed Securities	–	10,314,465	–	10,314,465
Short-Term Investments	–	6,047,121	–	6,047,121
Total Investments in Securities – Assets	$49,305,172	$730,993,889	$32,513,041	$812,812,102
Other Financial Instruments* – Assets
Foreign Exchange Contracts	–	$1,310,801	–	$1,310,801
Interest Rate Contracts	–	2,653,139	–	2,653,139
Total Other Financial Instruments* – Assets	–	$3,963,940	–	$3,963,940
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	–	$(675,651)	–	$(675,651)
Total Investments	$49,305,172	$734,282,178	$32,513,041	$816,100,391

PIMCO Income Strategy Fund
32	PIMCO Income Strategy Fund II Annual Report | 7.31.12

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2012

1. Organization and Significant Accounting Policies (continued)

At July 31, 2012, $6,226,652 were transferred from Level 2 to Level 1 due to the availability of a quoted price in an active market.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for Income Strategy II for the year ended July 31, 2012, was as follows:

	Beginning Balance 7/31/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)		Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 7/31/12
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$12,367,885	–	$(177,145)	$64,317	$(14,215)		$(2,520,501)	–	–	$9,720,341
Energy	1,782,500	–	–	9,499	–		(308,499)	–	–	1,483,500
Mortgage-Backed Securities	1,076,658	$3,418	(483,524)	240,736	410,996		(121,638)	–	$(318,126)	808,520
Preferred Stock:
Automotive Products	10,137	–	–	–	(2,000,000	)†	1,989,863 †	–	–	–
Banking	–	–	–	–	–		–	$20,500,680	–	20,500,680
Common Stock	813	–	–	–	(1,317,433	)†	1,316,620 †	–	–	–
Total Investments	$15,237,993	$3,418	$(660,669)	$314,552	$(2,920,652)		$355,845	$20,500,680	$(318,126)	$32,513,041

*                 Other financial instruments are derivatives not reflected in the Schedules of Investments, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**          Transferred out of Level 2 into Level 3 because single broker quote provided by a third-party pricing vendor was unobservable.

***   Transferred out of Level 3 into Level 2 because evaluated price from a third-party pricing vendor was available.

†                 Security deemed worthless, removed from the Schedule of Investments.

The net change in unrealized appreciation/depreciation of Level 3 investments which Income Strategy and Income Strategy II held at July 31, 2012, was $(1,356,592) and $(2,844,922), respectively.

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

The following tables present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at July 31, 2012:

Income Strategy:

	Ending Balance at 7/31/12	Valuation Techniques Used	Unobservable Inputs	Input Values
Investment in Securities – Assets
Corporate Bonds & Notes	$5,063,271	Third-Party pricing vendor	Single broker quote	$64.50 – $92.00
Mortgage-Backed Securities	136,790	Third-Party pricing vendor	Single broker quote	$18.00
Preferred Stock	4,654,320	Third-Party pricing vendor	Single broker quote	$51.60
Total Investments	$9,854,381

PIMCO Income Strategy Fund
7.31.12 |	PIMCO Income Strategy Fund II Annual Report	33

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2012

1. Organization and Significant Accounting Policies (continued)

Income Strategy II:

	Ending Balance at 7/31/12	Valuation Techniques Used	Unobservable Inputs	Input Values
Investment in Securities – Assets
Corporate Bonds & Notes	$11,203,841	Third-Party pricing vendor	Single broker quote	$64.50 – $92.00
Mortgage-Backed Securities	808,520	Third-Party pricing vendor	Single broker quote	$18.00
Preferred Stock	20,500,680	Third-Party pricing vendor	Single broker quote	$51.60
Total Investments	$32,513,041

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Facility fees and other fees received after settlement date relating to senior loans, consent fees relating to corporate actions and commitment fees received relating to unfunded purchase commitments are recorded as other fee income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statements of Operations.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at July 31, 2012. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions – Common Shares

The Funds declare dividends from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation

The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

PIMCO Income Strategy Fund
34	PIMCO Income Strategy Fund II Annual Report | 7.31.12

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2012

1. Organization and Significant Accounting Policies (continued)

(g) Repurchase Agreements

The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(h) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Funds can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent a Fund does not cover its positions in reverse repurchase agreements (by transferring liquid assets at least equal in amount to the forward purchase commitment), the Funds’ uncovered obligations under the agreements will be subject to the Funds’ limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted pending determination by the other party, or their trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(i) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Funds to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(j) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(k) Interest Expense

Interest expense primarily relates to the Funds’ participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

PIMCO Income Strategy Fund
7.31.12 |	PIMCO Income Strategy Fund II Annual Report	35

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2012

1. Organization and Significant Accounting Policies (continued)

(l) Custody Credits on Cash Balances

The Funds benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances may earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which

PIMCO Income Strategy Fund
36	PIMCO Income Strategy Fund II Annual Report | 7.31.12

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2012

2. Principal Risks (continued)

could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Funds’ Sub-Adviser seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds engage in transactions or purchase instruments that give rise to forms of leverage. Obligations to settle reverse repurchase agreements may be detrimental to a Fund’s performance. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The Funds are also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Funds had credit default swap agreements and securities outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. Income Strategy settled all outstanding amounts from transactions with the relevant Lehman Brother’s entity. The balance shown under payable to broker on the Statement of Assets and Liabilities for Income Strategy II represents the amount due to Lehman Brothers International (Europe).

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in

PIMCO Income Strategy Fund
7.31.12 |	PIMCO Income Strategy Fund II Annual Report	37

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2012

3. Financial Derivative Instruments (continued)

fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Futures Contracts

The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

(b) Swap Agreements

Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to, among other things, manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable as applicable, for variation margin on centrally cleared swaps on the Funds’ Statement of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As sellers of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the sellers, the Funds would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap

PIMCO Income Strategy Fund
38	PIMCO Income Strategy Fund II Annual Report | 7.31.12

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2012

3. Financial Derivative Instruments (continued)

and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest to deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Funds use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Funds bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Funds use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed later in the Notes to Financial Statements (see 5(a)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For

PIMCO Income Strategy Fund
7.31.12 | PIMCO Income Strategy Fund II Annual Report	39

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2012

3. Financial Derivative Instruments (continued)

credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of July 31, 2012 for which the Funds are sellers of protection are disclosed later in the Notes to Financial Statements (see 5(a)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by the Funds with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

(c) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the fair valuation of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at July 31, 2012:

Income Strategy:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	$1,262,286	$30,812	–	$1,293,098
Unrealized appreciation of forward foreign currency contracts	–	–	$244,879	244,879

Total asset derivatives	$1,262,286	$30,812	$244,879	$1,537,977

PIMCO Income Strategy Fund
40	PIMCO Income Strategy Fund II Annual Report | 7.31.12

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2012

3. Financial Derivative Instruments (continued)

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	–	–	$(333,170)	$(333,170)

Total liability derivatives	–	–	$(333,170)	$(333,170)

Income Strategy II:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	$2,653,139	–	–	$2,653,139
Unrealized appreciation of forward foreign currency contracts	–	–	$1,310,801	1,310,801

Total asset derivatives	$2,653,139	–	$1,310,801	$3,963,940

Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	–	–	$(675,651)	$(675,651)

Total liability derivatives	–	–	$(675,651)	$(675,651)

The effect of derivatives on the Statements of Operations for the year ended July 31, 2012:

Income Strategy:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$998,969	–	–	$998,969
Swaps	(9,783,521)	$45,750	–	(9,737,771)
Foreign currency transactions (forward foreign currency contracts)	–	–	$3,054,121	3,054,121

Total net realized gain (loss)	$(8,784,552)	$45,750	$3,054,121	$(5,684,681)

Net change in unrealized appreciation/depreciation of:
Futures contracts	$(577,182)	–	–	$(577,182)
Swaps	2,049,315	$(24,191)	–	2,025,124
Foreign currency transactions (forward foreign currency contracts)	–	–	$934,111	934,111

Total net change in unrealized appreciation/depreciation	$1,472,133	$(24,191)	$934,111	$2,382,053

PIMCO Income Strategy Fund
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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2012

3. Financial Derivative Instruments (continued)

Income Strategy II:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$1,837,275	–	–	$1,837,275
Swaps	(13,714,812)	–	–	(13,714,812)
Foreign currency transactions (forward foreign currency contracts)	–	–	$12,077,002	12,077,002

Total net realized gain (loss)	$(11,877,537)	–	$12,077,002	$199,465

Net change in unrealized appreciation/depreciation of:
Futures contracts	$(890,772)	–	–	$(890,772)
Swaps	3,674,345	–	–	3,674,345
Foreign currency transactions (forward foreign currency contracts)	–	–	$3,930,931	3,930,931

Total net change in unrealized appreciation/depreciation	$2,783,573	–	$3,930,931	$6,714,504

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended July 31, 2012:

	Futures	Forward Foreign		Credit Default	Interest Rate
	Contracts (1)	Currency Contracts (2)		Swap Agreements (3)	Swap
	Long	Purchased	Sold	Sell	Agreements (3)
Income Strategy	147	$15,419,647	$72,860,455	$1,500	$73,860
Income Strategy II	303	25,210,237	200,560,558	–	144,380

(1)  Number of contracts

(2)  U.S. $ value on origination date

(3)  Notional amount (in thousands)

4. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of each Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.75% of each Fund’s average weekly total managed assets. Total managed assets refer to the total assets of each Fund (including assets attributable to any Preferred Shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, and not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

PIMCO Income Strategy Fund
42	PIMCO Income Strategy Fund II Annual Report | 7.31.12

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2012

5. Investments in Securities

For the year ended July 31, 2012, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
Income Strategy	$91,639,048	$131,700,316
Income Strategy II	135,414,459	155,916,647

(a) OTC credit default swap agreements outstanding at July 31, 2012:

Sell protection swap agreements:

Income Strategy:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Received	Market Value (2)	Upfront Premiums Paid	Unrealized Appreciation
Goldman Sachs:
HCA	$1,500	1.47%	9/20/13	3.00%	$30,812	–	$30,812

(1)

This represents the maximum potential amount the Funds could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at July 31, 2012 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(b) OTC Interest rate swap agreements outstanding at July 31, 2012:

Income Strategy:			Rate Type
Swap Counterparty	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Market Value	Upfront Premiums Paid	Unrealized Appreciation
Royal Bank of Scotland	$216,000	5/29/18	3-Month
			USD-LIBOR	1.75%	$2,303,127	$1,040,841	$1,262,286

Income Strategy II:			Rate Type
Swap Counterparty	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Market Value	Upfront Premiums Paid	Unrealized Appreciation
Royal Bank of Scotland	$454,000	5/29/18	3-Month
			USD-LIBOR	1.75%	$4,840,833	$2,187,694	$2,653,139

LIBOR—London Inter-Bank Offered Rate

PIMCO Income Strategy Fund
7.31.12 | PIMCO Income Strategy Fund II Annual Report	43

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2012

5. Investments in Securities (continued)

(c) Forward foreign currency contracts outstanding at July 31, 2012:

Income Strategy:

	Counterparty	U.S.$ Value on Origination Date	U.S.$Value July 31, 2012	Unrealized Appreciation (Depreciation)
Purchased:
10,076,000 British Pound settling 8/2/12	Barclays Bank	$15,806,221	$15,797,659	$(8,562)
7,152,000 British Pound settling 8/2/12	JPMorgan Chase	11,198,602	11,213,266	14,664
10,076,000 British Pound settling 8/2/12	UBS	15,874,738	15,797,660	(77,078)
6,975,000 Chinese Yuan Renminbi settling 2/1/13	UBS	1,112,706	1,085,731	(26,975)
4,598,000 Euro settling 8/2/12	Deutsche Bank	5,636,688	5,657,378	20,690
7,492,955 Mexican Peso settling 8/15/12	HSBC Bank	558,926	562,760	3,834
303,427 Mexican Peso settling 8/15/12	UBS	22,076	22,789	713

Sold:
10,076,000 British Pound settling 9/4/12	Barclays Bank	15,805,647	15,797,357	8,290
27,304,000 British Pound settling 8/2/12	JPMorgan Chase	42,635,196	42,808,584	(173,388)
7,152,000 British Pound settling 9/4/12	JPMorgan Chase	11,197,879	11,213,051	(15,172)
10,076,000 British Pound settling 9/4/12	UBS	15,873,831	15,797,357	76,474
6,975,000 Chinese Yuan Renminbi settling 2/1/13	JPMorgan Chase	1,112,263	1,085,732	26,531
4,598,000 Euro settling 8/2/12	BNP Paribas	5,739,821	5,657,378	82,443
4,598,000 Euro settling 10/15/12	Deutsche Bank	5,642,091	5,662,584	(20,493)
220,000 Euro settling 10/15/12	HSBC Bank	269,958	270,937	(979)
7,603,000 Euro settling 10/15/12	UBS	9,367,550	9,363,337	4,213
2,756,000 Mexican Peso settling 8/15/12	Barclays Bank	200,000	206,990	(6,990)
7,492,955 Mexican Peso settling 12/3/12	HSBC Bank	553,353	556,886	(3,533)
5,040,382 Mexican Peso settling 8/15/12	JPMorgan Chase	385,586	378,559	7,027
				$(88,291)

PIMCO Income Strategy Fund
44	PIMCO Income Strategy Fund II Annual Report | 7.31.12

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2012

5. Investments in Securities (continued)

Income Strategy II:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value July 31, 2012	Unrealized Appreciation (Depreciation)
Purchased:
20,743,000 British Pound settling 8/2/12	Barclays Bank	$32,539,544	$32,521,918	$(17,626)
90,000 British Pound settling 9/4/12	Barclays Bank	139,431	141,104	1,673
4,252,000 British Pound settling 8/2/12	BNP Paribas	6,591,293	6,666,499	75,206
14,724,000 British Pound settling 8/2/12	JPMorgan Chase	23,054,839	23,085,028	30,189
20,744,000 British Pound settling 8/2/12	UBS	32,682,172	32,523,486	(158,686)
14,273,000 Chinese Yuan Renminbi settling 2/1/13	UBS	2,276,940	2,221,741	(55,199)
83,000 Euro settling 9/14/12	Citigroup	101,979	102,174	195
14,974,902 Mexican Peso settling 8/15/12	HSBC Bank	1,117,030	1,124,694	7,664
562,719 Mexican Peso settling 8/15/12	UBS	40,941	42,263	1,322
Sold:
20,743,000 British Pound settling 9/4/12	Barclays Bank	32,538,362	32,521,296	17,066
60,463,000 British Pound settling 8/2/12	JPMorgan Chase	94,412,975	94,796,932	(383,957)
14,724,000 British Pound settling 9/4/12	JPMorgan Chase	23,053,352	23,084,586	(31,234)
20,744,000 British Pound settling 9/4/12	UBS	32,680,305	32,522,864	157,441
14,273,000 Chinese Yuan Renminbi settling 2/1/13	JPMorgan Chase	2,276,033	2,221,742	54,291
57,246,000 Euro settling 9/14/12	Citigroup	71,422,399	70,470,626	951,773
1,808,000 Euro settling 9/14/12	HSBC Bank	2,217,548	2,225,673	(8,125)
1,378,000 Mexican Peso settling 8/15/12	Barclays Bank	100,000	103,495	(3,495)
1,376,530 Mexican Peso settling 8/15/12	HSBC Bank	100,000	103,385	(3,385)
14,974,902 Mexican Peso settling 12/3/12	HSBC Bank	1,105,894	1,112,953	(7,059)
10,028,491 Mexican Peso settling 8/15/12	JPMorgan Chase	767,173	753,192	13,981
2,754,600 Mexican Peso settling 8/15/12	Morgan Stanley	200,000	206,885	(6,885)
				$635,150

PIMCO Income Strategy Fund
7.31.12 | PIMCO Income Strategy Fund II Annual Report	45

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2012

5. Investments in Securities (continued)

At July 31, 2012, Income Strategy and Income Strategy II held $2,295,000 and $5,230,000, respectively, in cash as collateral for derivatives. Cash collateral held may be invested in accordance with the Funds’ investment strategies.

(d) Open reverse repurchase agreements at July 31, 2012:

Income Strategy:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.60%	5/23/12	8/23/12	$1,888,200	$1,886,000
	0.60	6/22/12	8/17/12	872,581	872,000
	0.60	7/2/12	8/17/12	2,033,016	2,032,000
	0.80	6/22/12	8/17/12	5,145,570	5,141,000
Deutsche Bank	0.65	5/31/12	8/28/12	2,319,594	2,317,000
	0.65	6/15/12	9/17/12	1,198,016	1,197,000
	0.65	7/11/12	10/11/12	2,991,134	2,990,000
	0.75	5/17/12	8/17/12	916,449	915,000
	0.75	6/1/12	8/28/12	2,687,411	2,684,000
	0.80	5/24/12	8/28/12	5,797,876	5,789,000
	0.80	7/5/12	10/5/12	5,652,389	5,649,000
	0.80	7/26/12	10/22/12	1,837,245	1,837,000
UBS	0.50	5/4/12	8/6/12	770,952	770,000
	0.52	6/15/12	9/18/12	601,408	601,000
	0.55	7/31/12	10/26/12	12,452,000	12,452,000
	0.57	6/15/12	9/18/12	1,953,453	1,952,000
	0.58	5/1/12	8/2/12	984,457	983,000
	0.58	5/7/12	8/7/12	2,682,712	2,679,000
	0.58	7/12/12	10/4/12	1,191,384	1,191,000
	1.00	2/27/12	8/29/12	3,303,252	3,289,000
					$57,226,000

Income Strategy II:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	1.00%	2/24/12	8/24/12	$23,763,494	$23,659,000
Deutsche Bank	0.65	5/8/12	8/9/12	1,524,336	1,522,000
UBS	0.50	5/11/12	8/7/12	3,375,840	3,372,000
	0.54	7/25/12	10/26/12	6,841,718	6,841,000
	0.55	5/7/12	8/7/12	2,911,821	2,908,000
	0.57	7/25/12	10/26/12	8,458,937	8,458,000
	0.58	7/6/12	8/7/12	1,670,700	1,670,000
	0.58	7/31/12	10/26/12	9,162,000	9,162,000
					$57,592,000

The weighted average daily balance of reverse repurchase agreements outstanding during the year ended July 31, 2012 for Income Strategy and Income Strategy II was $67,982,626 and $82,689,279, respectively, at a weighted average interest rate of 0.74% and 0.77%, respectively. The total market value of underlying collateral (refer to the Schedules of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at July 31, 2012 was $50,386,616 and $53,654,274 for Income Strategy and Income Strategy II, respectively.

PIMCO Income Strategy Fund
46	PIMCO Income Strategy Fund II Annual Report | 7.31.12

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2012

5. Investments in Securities (continued)

At July 31, 2012, Income Strategy held $1,294,208 in principal value of U.S. Treasury Obligations, and $210,000 in Corporate Bonds as collateral for open reverse repurchase agreements. Income Strategy II held $2,091,687 in principal value of U.S. Treasury Obligations as collateral for open reverse repurchase agreements. Securities held as collateral will not be pledged and are not reflected in the Schedules of Investments.

6. Income Tax Information

The tax character of dividends paid was:

	Year Ended July 31, 2012	Year Ended July 31, 2011
	Ordinary Income Distributions	Ordinary Income Distributions
Income Strategy	$28,644,677	$31,123,205
Income Strategy II	50,442,876	58,656,809

At July 31, 2012, the components of distributable earnings was:

	Ordinary	Capital Loss	Post-October Capital Loss (2)
	Income	Carryforwards (1)	Short-Term	Long-Term
Income Strategy	$8,885,967	$171,440,617	–	–
Income Strategy II	30,784,537	433,747,763	–	$6,483,927

(1)    Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

(2)    Capital losses realized during the period November 1, 2011 through July 31, 2012 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At July 31, 2012, capital loss carryforward amounts was:

	Year of Expiration			No Expiration (3)
	2016	2017	2018	Short-Term	Long-Term
Income Strategy	–	$61,958,740	$106,314,659	$3,167,218	–
Income Strategy II	$3,057,541	145,330,255	277,492,526	7,867,441	–

(3)    Carryforward amounts are subject to the provisions of the Regulated Investment Company Modernization Act of 2010.

PIMCO Income Strategy Fund
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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2012

6. Income Tax Information (continued)

For the year ended July 31, 2012, permanent “book-tax” adjustments were:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In-Capital In Excess of Par
Income Strategy (a)(b)(c)(d)	$3,523,993	$(3,523,965)	$(28)
Income Strategy II (a)(b)(c)	12,638,401	(12,638,401)	–

These permanent “book-tax” differences were primarily attributable to:

(a)  Differing treatment of swap payments.

(b)  Reclassification of gains and losses on foreign currency transactions.

(c)  Reclassification of paydown losses.

(d)  Consent fees.

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At July 31, 2012, the aggregate cost basis and the net unrealized appreciation of investments for federal income tax purposes were:

	Federal Tax Cost Basis (4)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Income Strategy	$389,538,738	$38,018,820	$5,549,191	$32,469,629
Income Strategy II	743,942,954	84,920,193	16,051,045	68,869,148

(4)  Differences, if any, between book and tax cost basis are attributable to wash sale loss deferrals.

7. Auction-Rate Preferred Shares

Income Strategy has 1,053 shares of Preferred Shares Series T, 1,053 shares of Preferred Shares Series W and 1,053 shares of Preferred Shares Series TH outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Income Strategy II has 1,288 shares of Preferred Shares Series M, 1,288 shares of Preferred Shares Series T, 1,288 shares of Preferred Shares Series W, 1,288 shares of Preferred Shares Series TH, and 1,288 shares of Preferred Shares Series F outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid annually.

For the year ended July 31, 2012, the annualized dividend rates ranged from:

	High	Low	At July 31, 2012
Income Strategy:
Series T	1.466%	1.409%	1.449%
Series W	1.466%	1.409%	1.447%
Series TH	1.464%	1.370%	1.447%

Income Strategy II:
Series M	1.465%	1.409%	1.449%
Series T	1.466%	1.409%	1.449%
Series W	1.466%	1.409%	1.447%
Series TH	1.464%	1.370%	1.447%
Series F	1.465%	1.409%	1.449%

PIMCO Income Strategy Fund
48	PIMCO Income Strategy Fund II Annual Report | 7.31.12

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2012

7. Auction-Rate Preferred Shares (continued)

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”, the higher of the 7-day USD London Inter-Bank Offered Rate (“LIBOR”) multiplied by 150% or the 7-day USD LIBOR plus 1.25% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Funds’ ARPS dividends rise as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

On September 12, 2011, Moody’s Investor Service (“Moody’s”) downgraded its ratings for each series of the Funds’ Preferred Shares from Aaa to Aa2. On July 13, 2012, Moody’s announced another downgrade from Aa2 to Aa3.

8. Legal Proceedings

Beginning in May 2010, several closed-end funds managed by the Investment Manager, including the Funds and certain other funds sub-advised by the Sub-Adviser, each received a demand letter from a law firm on behalf of certain common shareholders. The demand letters allege that the Investment Manager and certain officers and trustees of the funds breached their fiduciary duties in connection with the redemption at par of a portion of the Funds’ ARPS and demand that the Boards of Trustees take certain action to remedy those alleged breaches. After conducting an investigation in August 2010, the independent trustees of the Funds rejected the demands made in the demand letters.

On December 1, 2011, Brigade Leveraged Capital Structures Fund Ltd. and Brigade Capital Management, LLC (together, “Brigade Plaintiffs”), significant shareholders of each Fund’s ARPS, filed suit (the “Brigade Action”) in The Commonwealth of Massachusetts Superior Court for Suffolk County against the Funds claiming that each Fund had breached applicable provisions of its Bylaws by setting the next annual meeting of shareholders (which the Funds jointly hold) on July 31, 2012 after the Brigade Plaintiffs had notified the Funds of their intention to nominate a candidate for election to serve as Trustee of each Fund elected by the ARPS voting as a separate class at the Funds’ next annual shareholder meeting. In the Brigade Action, the Brigade Plaintiffs are seeking injunctive relief requiring the Funds to hold their next annual meetings as soon as practicable. No monetary damages have been alleged or sought by the Brigade Plaintiffs in the suit. On December 7, 2011, the Massachusetts Superior Court denied the Brigade Plaintiffs’ motion for expedited discovery and immediate trial, and on December 23, 2011, the Funds and the Brigade Plaintiffs served simultaneous motions for summary judgment. On February 17, 2012, the Massachusetts Superior Court issued a Decision and Order (“Summary Judgment Order”) granting the Brigade Plaintiffs’ motion for summary judgment and principally requiring the Funds to hold their next annual meeting “as soon as practicable.” Thereafter, the Funds filed a Notice of Appeal of the Summary Judgment Order to the Massachusetts Appeals Court (“Appeals Court”), together with application to the Appeals Court for a stay of the Summary Judgment Order pending the resolution of the appeal. On March 15, 2012, a single Justice of the Appeals Court issued a Memorandum and Order granting a stay of the Summary Judgment Order pending appeal, in which the Justice concluded that the Funds were likely to succeed in their appeal in front of the full Appeals Court, and the Summary Judgment Order in favor of the Brigade Plaintiffs would likely be reversed as wrongly decided. The parties have filed their appellate briefs, and are awaiting oral argument before the Appeals Court. The Funds’ jointly held annual Shareholder Meeting for the 2011-2012 fiscal year was held on July 31, 2012.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

PIMCO Income Strategy Fund
7.31.12 | PIMCO Income Strategy Fund II Annual Report	49

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Financial Statements

July 31, 2012

9. Subsequent Events

On August 1, 2012, the following dividends were declared to common shareholders payable September 4, 2012 to shareholders of record on August 13, 2012:

Income Strategy	$0.09 per common share
Income Strategy II	$0.08 per common share

On September 4, 2012, the following dividends were declared to common shareholders payable October 1, 2012 to shareholders of record on September 14, 2012:

Income Strategy	$0.09 per common share
Income Strategy II	$0.08 per common share

Effective September 12, 2012, the Board of Trustees of Income Strategy appointed James A. Jacobson to serve as a Class II Trustee for the Fund to serve until the 2012-2013 fiscal year.

Effective September 12, 2012, the Board of Trustees of Income Strategy II appointed Alan Rappaport to serve as a Class I Trustee for the Fund to serve until the 2012-2013 fiscal year.

American Stock Transfer & Trust Company, LLC (“AST”) became the transfer agent for the Funds, effective as of September 17, 2012 (the “Effective Date”). The amended Dividend Reinvestment Plan (the “Plan”) and AST’s role as transfer agent for Participants under the Plan commenced as of the Effective Date.

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

PIMCO Income Strategy Fund
50	PIMCO Income Strategy Fund II Annual Report | 7.31.12

PIMCO Income Strategy Fund Financial Highlights

For a common share outstanding throughout each year:

	Year ended July 31,
	2012	2011	2010	2009		2008
Net asset value, beginning of year	$11.39	$10.62	$9.07	$14.73		$17.38
Investment Operations:
Net investment income	1.16	1.24	1.38 (1)	1.54		1.81
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(0.04)	0.79	2.72	(5.81)		(2.08)
Total from investment operations	1.12	2.03	4.10	(4.27)		(0.27)
Dividends on Preferred Shares from Net Investment Income	(0.05)	(0.05)	(0.06)	(0.21)		(0.54)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	1.07	1.98	4.04	(4.48)		(0.81)
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.11)	(1.21)	(2.06)	(1.18)		(1.54)
Net realized gains	–	–	–	–		(0.30)
Total dividends and distributions to common shareholders	(1.11)	(1.21)	(2.06)	(1.18)		(1.84)
Common Share Transactions:
Dilution to net asset value, resulting from rights offering	–	–	(0.43)	–		–
Net asset value, end of year	$11.35	$11.39	$10.62	$9.07		$14.73
Market price, end of year	$12.52	$12.39	$11.50	$8.98		$13.98
Total Investment Return (2)	12.02%	19.67%	52.70%	(25.78)%		(12.26)%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$283,285	$282,691	$262,060	$165,982		$269,140
Ratio of expenses to average net assets, including interest expense (3)(5)	1.85%	1.51%	1.47%	2.31	%(4)	1.68	%(4)
Ratio of expenses to average net assets, excluding interest expense (3)	1.65%	1.41%	1.43%	2.20	%(4)	1.67	%(4)
Ratio of net investment income to average net assets (3)	10.93%	11.00%	13.44%	17.31%		11.18%
Preferred shares asset coverage per share	$114,654	$114,474	$107,946	$77,538		$57,030
Portfolio turnover rate	23%	44%	115%	98%		31%

(1)	Calculated on average common shares outstanding.
(2)

Total investment return is calculated assuming a purchase a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and capital gains distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(3)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(4)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(l) in Notes to Financial Statements).
(5)	Interest expense primarily relates to the participation in reverse repurchase agreement transactions.

PIMCO Income Strategy Fund
See accompanying Notes to Financial Statements. | 7.31.12 | PIMCO Income Strategy Fund II Annual Report	51

PIMCO Income Strategy Fund II Financial Highlights

For a common share outstanding throughout each year:

	Year ended July 31,
	2012	2011	2010	2009		2008
Net asset value, beginning of year	$10.04	$9.29	$7.98	$14.16		$16.76
Investment Operations:
Net investment income	1.03	1.03	1.18 (1)	1.44		1.81
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	0.03	0.73	2.20	(6.40)		(2.37)
Total from investment operations	1.06	1.76	3.38	(4.96)		(0.56)
Dividends on Preferred Shares from Net Investment Income	(0.04)	(0.04)	(0.05)	(0.20)		(0.52)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	1.02	1.72	3.33	(5.16)		(1.08)
Dividends and Distributions to Common Shareholders from:
Net investment income	(0.83)	(0.97)	(1.64)	(1.02)		(1.51)
Return of capital	–	–	–	–		(0.01)
Total dividends and distributions to common shareholders	(0.83)	(0.97)	(1.64)	(1.02)		(1.52)
Common Share Transactions:
Dilution to net asset value, resulting from rights offering	–	–	(0.38)	–		–
Net asset value, end of year	$10.23	$10.04	$9.29	$7.98		$14.16
Market price, end of year	$10.96	$10.27	$10.05	$7.78		$12.80
Total Investment Return (2)	16.33%	12.53%	52.97%	(29.85)%		(18.08)%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$597,683	$584,351	$537,342	$341,949		$604,632
Ratio of expenses to average net assets, including interest expense (3)(5)	1.48%	1.24%	1.42%	2.08	%(4)	1.60	%(4)
Ratio of expenses to average net assets, excluding interest expense (3)	1.37%	1.21%	1.37%	1.96	%(4)	1.60	%(4)
Ratio of net investment income to average net assets (3)	10.87%	10.34%	13.08%	17.84%		11.59%
Preferred shares asset coverage per share	$117,792	$115,720	$108,425	$78,091		$56,481
Portfolio turnover rate	17%	42%	87%	96%		29%

(1)	Calculated on average common shares outstanding.
(2)

Total investment return is calculated assuming a purchase a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and return of capital distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(3)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(4)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(l) in Notes to Financial Statements).
(5)	Interest expense primarily relates to the participation in reverse repurchase agreement transactions.

PIMCO Income Strategy Fund
52	PIMCO Income Strategy Fund II Annual Report | 7.31.12 | See accompanying Notes to Financial Statements.

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
PIMCO Income Strategy Fund
PIMCO Income Strategy Fund II

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and of cash flows and the financial highlights present fairly, in all material respects, the financial positions of PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II (collectively hereafter referred to as the “Funds”) at July 31, 2012, the results of their operations and cash flows for the year then ended, the changes in each of their net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian and brokers provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
September 20, 2012

PIMCO Income Strategy Fund
7.31.12 | PIMCO Income Strategy Fund II Annual Report	53

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II Tax Information/Joint Annual Shareholder Meeting Results/Changes to Board of Trustees (unaudited)

Tax Information:

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each fund.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages or ordinary dividends paid during the fiscal year ended July 31, 2012, are designated as “qualified dividend income”:

Income Strategy	8.39%
Income Strategy II	13.47%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended July 31, 2012, that qualify for the corporate dividend received deduction is set forth below:

Income Strategy	8.38%
Income Strategy II	13.46%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2012. In January 2013, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar 2012. The amount that will be reported will be the amount to use on the shareholder’s 2012 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended July 31, 2012. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

Joint Annual Shareholder Meeting Results:

The Funds held their annual meetings of shareholders on July 31, 2012. Common/Preferred shareholders voted as indicated below:

Income Strategy:	Affirmative		Withheld Authority
Election of Bradford K. Gallagher – Class III to serve until 2013	22,194,840		1,258,371
Election of Deborah A. DeCotis – Class II to serve until 2015	22,203,201		1,250,010
Election of James A. Jacobson*	0	**	0	**
Election of Neal P. Goldman* – Class II to serve until 2015	2,461		154

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Hans W. Kertess, William B. Ogden, IV, Alan Rappaport* and John C. Maney † continue to serve as Trustees.

Income Strategy II:	Affirmative		Withheld Authority
Election of Bradford K. Gallagher – Class II to serve until 2013	49,373,282		3,830,222
Election of Deborah A. DeCotis – Class II to serve until 2013	49,362,671		3,840,831
Re-election of William B. Ogden, IV – Class I to serve until 2015	49,450,474		3,753,028
Re-election of Alan Rappaport*	9	**	0	**
Election of Neal P. Goldman* – Class I to serve until 2015	4,383		7

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Hans W. Kertess, James A. Jacobson* and John C. Maney † continue to serve as Trustees.

*	Preferred Shares Trustee
**	Trustee was not elected by shareholders at the annual meeting.
†	Interested Trustee

PIMCO Income Strategy Fund
54	PIMCO Income Strategy Fund II Annual Report | 7.31.12

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II Tax Information/Joint Annual Shareholder Meeting Results/Changes to Board of Trustees (unaudited) (continued)

Changes to Board of Trustees:

Paul Belica retired from the Funds’ Board as a Trustee on December 31, 2011.

At the Funds’ jointly held annual shareholder meeting held on July 31, 2012, incumbent Trustee James A. Jacobson was replaced on Board of Trustees of Income Strategy, and incumbent Trustee Allan Rappaport was replaced on the Board of Trustees of Income Strategy II, each by Neal P. Goldman in a contested election for a Trustee position elected by preferred shareholders of each Fund, voting as a separate class. Mr. Goldman was nominated by Brigade Leveraged Capital Structures Fund Ltd. and Brigade Capital Management, LLC, holders of the preferred shares of each Fund.

PIMCO Income Strategy Fund
7.31.12 | PIMCO Income Strategy Fund II Annual Report	55

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve the Funds’ Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”). The Trustees met in person on June 26-27, 2012 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Funds’ Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2012.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Funds for various time periods, the investment performance of a group of funds with substantially similar investment classifications/objectives as the Funds identified by Lipper and the performance of an applicable benchmark index, (ii) information provided by Lipper on the Funds’ management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of any comparable portfolios of other clients of the Sub-Adviser, including institutional separate accounts and other clients, (iv) the estimated profitability to the Investment Manager from its relationship with the Funds for the one year period ended December 31, 2011, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Funds.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Funds. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Funds. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Funds in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to each of the Funds given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

PIMCO Income Strategy Fund
56	PIMCO Income Strategy Fund II Annual Report | 7.31.12

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

Based on information provided by Lipper, the Trustees also reviewed each Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding each Fund’s performance.

In assessing the reasonableness of each Fund’s fees under the Agreements, the Trustees considered, among other information, each Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares, preferred shares and other forms of leverage, and the management fee and total expense ratios of comparable funds identified by Lipper.

The Trustees specifically took note of how each Fund compared to its Lipper peers as to performance, management fee expense and total net expenses. The Trustees noted that while the Funds are not charged a separate administration fee, it was not clear whether the peer funds in the Lipper categories were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio reflects the effect of expense waivers/reimbursements (although none exist for the Funds) and does not reflect interest expense.

Income Strategy:

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of nine closed-end funds, including the Fund and including another peer Fund in the AGI Fund Complex. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the group. The Trustees also noted that average net assets of the common shares of the nine funds in the peer group ranged from $170.5 million to $969.4 million, and that five of the funds are larger in asset size than the Fund. The Trustees also noted that the Fund was ranked sixth out of nine funds in the expense peer group for total expense ratio based on common share assets, fifth out of nine funds in the expense peer group for total expense ratio based on common share and leveraged assets combined and eighth out of nine funds in actual management fees based on common share assets and in actual management fees based on common share and leveraged assets combined (with funds ranked first having the lowest fees/expenses and ranked ninth having the highest fees/expenses in the peer group).

With respect to Fund performance (based on net asset value), the Trustees noted that the Fund had fourth quintile performance for the one-year period, first quintile performance for the three-year period and fifth quintile performance for the five-year period ended February 29, 2012.

Income Strategy II:

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of nine closed-end funds, including the Fund and including another peer Fund in the AGI Fund Complex. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the group. The Trustees also noted that average net assets of the common shares of the nine funds in the peer group ranged from $170.5 million to $969.4 million, and that one of the funds is larger in asset size than the Fund. The Trustees also noted that the Fund was ranked fourth out of nine funds in the expense peer group for total expense ratio based on common share assets, third out of nine funds in the expense peer group for total expense ratio based on common share and leveraged assets combined, seventh out of nine funds in actual management fees based on common share assets and eighth out of nine funds in actual management fees based on common share and leveraged assets combined (with funds ranked first having the lowest fees/expenses and ranked ninth having the highest fees/expenses in the peer group).

With respect to Fund performance (based on net asset value), the Trustees noted that the Fund had fifth quintile performance for the one-year period, first quintile performance for the three-year period and fifth quintile performance for the five-year period ended February 29, 2012.

PIMCO Income Strategy Fund
7.31.12 | PIMCO Income Strategy Fund II Annual Report	57

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of each Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and management.

The Trustees also considered the management fees charged by Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Funds. Regarding the institutional separate accounts, they noted that the management fees paid by the Funds are generally higher than the fees paid by these clients of the Sub-Adviser, but the Trustees were advised by the Sub-Adviser that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Funds are also relatively higher, due in part to the more extensive regulatory regime to which the Funds are subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by the open-end funds offered for comparison but were advised that there are additional portfolio management challenges in managing the Funds, such as those associated with the use of leverage and meeting a regular dividend.

The Trustees also took into account that the Funds have preferred shares outstanding and make use of reverse repurchase agreements, which increases the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on each Fund’s total managed assets, including assets attributable to preferred shares and other forms of leverage outstanding). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Funds to continue to have preferred shares and other forms of leverage outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on one hand, and the Funds common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser indicating that each Fund’s use of leverage, either through preferred shares or otherwise, continues to be appropriate and in the interests of the respective Fund’s common shareholders.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability of the Investment Manager and the Sub-Adviser from their relationship with each Fund and determined that such profitability did not appear to be excessive.

The Trustees also took into account that, as closed-end investment companies, the Funds do not currently intend to raise additional assets, so the assets of the Funds will grow (if at all) only through the investment performance of each Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Funds.

After reviewing these and other factors described herein, the Trustees concluded with respect to each Fund, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Funds.

PIMCO Income Strategy Fund
58	PIMCO Income Strategy Fund II Annual Report | 7.31.12

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov

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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Dividend Reinvestment Plan (unaudited)

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the applicable Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent.

Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common shares of the Fund (“NAV”) is equal to or less than the market price per common shares plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment.

Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Fund’s then current policies.

Fees and expenses No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees If your common shares are held through a broker, bank or other nominee (together, a “nominee”) and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions – i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; web site: www.amstock.com.

PIMCO Income Strategy Fund
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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Funds, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess
Year of Birth: 1939
Chairman of the Board of Trustees since: 2007
Trustee since: 2002

Term of office: Expected to stand for re-election at 2013-2014 annual meeting of shareholders.

Trustee/Director of 59 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis
Year of Birth: 1952
Trustee since: 2011

Term of office: Expected to stand for re-election at 2014-2015 PFL/ 2012-2013 – PFN annual meeting of shareholders.

Trustee/Director of 59 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Director, Helena Rubenstein Foundation (since 1997); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Advisory Council, Stanford Business School (2002-2008) and Director, Armor Holdings, a manufacturing company (2002-2007).

Bradford K. Gallagher
Year of Birth: 1944
Trustee since: 2010

Term of office: Expected to stand for re-election at 2012-2013 annual meeting of shareholders.

Trustee/Director of 59 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

Partner, New Technology Ventures Capital Management LLC, a venture capital fund (since 2011); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995).

Neal P. Goldman
Year of Birth: 1969
Trustee since: July 31, 2012

Term of office: Expected to stand for re-election at 2014-2015 annual meeting of shareholders.

Trustee/Director of 2 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Co-Founding Partner, Brigade Capital Management, LLC (since 2007).

James A. Jacobson
Year of Birth: 1945

Trustee PFL: 2009-July 31, 2012; since
September 21, 2012/PFN: since 2009

Term of office: Expected to stand for re-election at 2012-2013 annual meeting of shareholders.

Trustee/Director of 59 funds in Fund Complex

Trustee/Director of 17 funds in Alpine Mutual Funds Complex

Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

PIMCO Income Strategy Fund
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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Board of Trustees (unaudited) (continued)

Name, Date of Birth, Position(s) Held with
Funds, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

William B. Ogden, IV
Year of Birth: 1945
Trustee since: 2006

Term of office: Expected to stand for re-election at 2013-2014- PFL/ 2014-2015/PFN annual meeting of shareholders.

Trustee/Director of 59 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport
Year of Birth: 1953

Trustee PFL: since 2010/PFN: 2010-July 31, 2012; since September 12, 2012

Term of office: Expected to stand for re-election at 2013-2014/PFL and 2012-2013 /PFN annual meeting of shareholders.

Trustee/Director of 59 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Advisory Director (since 2012), formerly, Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

John C. Maney†
Year of Birth: 1959
Trustee since: 2006

Term of office: Expected to stand for re-election at 2012-2013/PFL and 2013-2014/PFN annual meeting of shareholders.

Trustee/Director of 77 funds in Fund Complex
Trustee/Director of no funds outside the Fund Complex

Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Asset Management of America L.P. (since January 2005) and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).

† Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above, among others with the Funds’ Investment Manager and various affiliated entities.

PIMCO Income Strategy Fund
62	PIMCO Income Strategy Fund II Annual Report | 7.31.12

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Year of Birth: 1964 President & Chief Executive Officer since: 2003 – PFL, 2004 – PFN

Management Board, Managing Director and Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex; President of 49 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Lawrence G. Altadonna Year of Birth: 1966 Treasurer, Principal Financial and Accounting Officer since: 2003 – PFL, 2004 – PFN

Senior Vice President and Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 78 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex.

Thomas J. Fuccillo Year of Birth: 1968 Vice President, Secretary & Chief Legal Officer since: 2004

Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC; Executive Vice President, Chief Regulatory Counsel and Head of U.S. Compliance of Allianz Global Investors of U.S. LLC; Vice President, Secretary and Chief Legal Officer of 78 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Year of Birth: 1971 Assistant Treasurer since: 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 78 funds in the Fund Complex.

Richard J. Cochran Year of Birth: 1961 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 78 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Orhan Dzemaili Year of Birth: 1974 Assistant Treasurer since: 2011	Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 78 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments LLC (2004-2007).

Youse E. Guia Year of Birth: 1972 Chief Compliance Officer since: 2004

Senior Vice President, Chief Compliance Officer and Deputy Chief of U.S. Compliance of Allianz Global Investors U.S. LLC.; Chief Compliance Officer of 78 funds in the Fund Complex and of The Korea Fund, Inc.

Lagan Srivastava Year of Birth: 1977 Assistant Secretary since: 2006	Vice President, Allianz Global Investors U.S. LLC.; Assistant Secretary of 78 funds in the Fund Complex; and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

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Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer
Deborah A. DeCotis	Lawrence G. Altadonna
Bradford K. Gallagher	Treasurer, Principal Financial & Accounting Officer
Neal P. Goldman	Thomas J. Fuccillo
James A. Jacobson	Vice President, Secretary & Chief Legal Officer
John C. Maney	Scott Whisten
William B. Ogden, IV	Assistant Treasurer
Alan Rappaport	Richard J. Cochran
Assistant Treasurer
Orhan Dzemaili
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1633 Broadway
New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go www.allianzinvestors.com/edelivery.

AGI-2012-07-30-4371

AZ600AR_073112

ITEM 2. CODE OF ETHICS

(a)        As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b)        During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)         During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $87,975 in 2011 and $80,000 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $16,000 in 2011 and $32,000 in 2012. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $15,000 in 2011 and $15,530 in 2012. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e) 1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Income Strategy Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence.

All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares)
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1) The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2) Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3) Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f) Not applicable

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2011 Reporting Period was $6,176,965 and the 2012 Reporting Period was $8,502,146.

h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Deborah A. DeCortis, Bradford K. Gallagher, Neal P. Goldman, James A. Jacobson, Hans W. Kertess, William B. Ogden, IV and Alan Rappaport.

ITEM 6. INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO INCOME STRATEGY FUND

PIMCO INCOME STRATEGY FUND II

(each a “Trust”)

PROXY VOTING POLICY

1.                                     It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                     The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  Summaries of the detailed proxy voting policies of the Trusts’ current sub-advisers are set forth in Appendix B attached hereto.  Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.                                     The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                     AGIFM and each sub-adviser of a Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.                                     The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.                                     This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of the Trust with proxy voting authority and how each Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trusts’ website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.  In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting polices of each sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

2

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.                                     It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.                                     AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.                                     The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.                                     AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.                                     The party voting the proxy will:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.                                    Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Description of Proxy Voting Policy and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy applies generally to voting and/or consent rights of PIMCO, on behalf of each Fund, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.  The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders.

PIMCO exercises voting and consent rights directly with respect to debt securities held by a Fund. PIMCO considers each proposal regarding a debt security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO may determine not to vote a proxy for a debt security if: (1) the effect on the applicable Fund’s economic interests or the value of the portfolio holding is insignificant in relation to the Fund’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable Fund, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

For all debt security proxies, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable Fund or between the Fund and another Fund or PIMCO-advised account. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable Fund, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a Fund, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Conflicts Committee with respect to specific types of conflicts. With respect to material conflicts of interest between a Fund and one or more other Funds or PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two Funds or accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each Fund’s or account’s best interests if the conflict exists between Funds or accounts managed by different portfolio managers.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of October 1, 2012, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Income Strategy Fund (PFL) and PIMCO Income Strategy Fund II (PFN), (each a “Fund” and collectively, the “Funds”):

William H. Gross, CFA
Mr. Gross has been the portfolio manager for the Funds since December 2009.  Mr. Gross founded Pacific Investment Management Company LLC (``PIMCO’’) more than 40 years ago and is a managing director and co-Chief Investment Officer of PIMCO. He has 43 years of investment experience and holds an MBA from the Anderson School of Management at the University of California, Los Angeles. He received his undergraduate degree from Duke University.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Manager as of July 31, 2012, including accounts managed by a team, committee, or other group that includes the Portfolio Manager.  Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)		#	AUM($million)
William H. Gross, CFA	PFL	43	394,060.48	33	45,215.18	*	69	33,640.32	**
	PFN	43	393,663.55	33	45,215.18	*	69	33,640.32	**

* Of these Other Pooled Investment Vehicles, 7 accounts totaling $3,349.80 million in assets pay an advisory fee that is based in part on the performance of the accounts.

**Of these other Accounts, 18 accounts totaling $8,241.06 million in assets pay an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of July 31, 2012, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•                  Base Salary - Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•                  Performance Bonus - Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•                  Equity or Long Term Incentive Compensation - Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s performance over a three-year period. The aggregate amount available for distribution to participants is based upon PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•                  3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•                  Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•                  Amount and nature of assets managed by the portfolio manager;

•                  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•                  Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•                  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•                  Contributions to asset retention, gathering and client satisfaction;

•                  Contributions to mentoring, coaching and/or supervising; and

•                  Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of July 31, 2012.

PIMCO Income Strategy Fund PIMCO Income Strategy Fund II

Portfolio Manager	Dollar Range of Equity Securities in each Fund
William H. Gross, CFA	Over $1,000,000 in each Fund

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PIMCO Income Strategy Fund

By:	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date:	October 1, 2012

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	October 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date:	October 1, 2012

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	October 1, 2012